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                                                                    EXHIBIT 10.1

                      AGREEMENT AND PLAN OF REORGANIZATION

                                  BY AND AMONG

                 INVVISION CAPITAL, INC., A NEVADA CORPORATION,

                     INVVISION MC, INC., A TEXAS CORPORATION

                                       AND

           RESTORATION GROUP AMERICA 2003, INC. , A TEXAS CORPORATION

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                                LIST OF EXHIBITS

Exhibit A         Agreement of Merger

Exhibit B         Investor Representation Statement

LIST OF EXHIBITS - PAGE 2

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                      AGREEMENT AND PLAN OF REORGANIZATION

         This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made and entered into as of December 30th, 2003 by and among Invvision Capital, Inc., a Nevada corporation ("Acquiror"), Invvision MC, Inc., a Texas corporation ("Merger Sub") and wholly owned subsidiary of Acquiror, Restoration Group America 2003, Inc., a Texas corporation ("Target"), and the existing shareholders of Target ("Target Shareholders")..

                                    RECITALS

         A. The Boards of Directors of Target, Acquiror and Merger Sub believe it is in the best interests of their respective companies and the shareholders of their respective companies that Target and Merger Sub combine into a single company through the statutory merger of Merger Sub with and into Target (the "Merger") and, in furtherance thereof, have approved the Merger.

         B. Pursuant to the Merger, among other things, the outstanding shares of Target common stock, $0.001 par value ("Target Common Stock"), shall be converted into the right to receive the Merger Consideration (as defined in Section 2.6(a)) upon the terms and subject to the conditions set forth herein.

         C. Target, Acquiror and Merger Sub desire to make certain representations and warranties and other agreements in connection with the Merger.

         D. The parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the internal Revenue Code of 1986 as amended (the "Code"), and to cause the Merger to qualify as a reorganization under the provisions of Section 368(a of the Code.

         NOW, THEREFORE, in consideration of the covenants and representations set forth herein, and for other good and valuable consideration, the parties agree as follows:

1.       DEFINITIONS.

         1.1 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

                  "Acquiror" has the meaning set forth in the introductory paragraph.

                  "Acquiror Common Stock" has the meaning set forth in Section 2.6(a).

                  "Acquiror Disclosure Schedule" has the meaning set forth in
Section 4.

                  "Acquiror Financial Statements" has the meaning set forth in
Section 4.3.

                  "Acquiror Indemnified Person" and "Acquiror Indemnified Persons" have the meanings set forth in Section 9.2(b).

                  "Acquiror Indemnitee" has the meaning set forth in Section 6.17(f).

                  "Acquiror SEC Documents" has the meaning set forth in Section 4.3.

                  "Acquisition Proposal" has the meaning set forth in Section
5.2.

                  "Agreement of Merger" has the meaning set forth in Section
2.1.

                  "Average Closing Price" has the meaning set forth in Section 2.6(g).

                  "CERCLA" has the meaning set forth in Section 3.20(a)(i).

                  "Certificates" has the meaning set forth in Section 2.7(c).

                  "Closing" has the meaning set forth in Section 2.2.

AGREEMENT AND PLAN OF REORGANIZATION - PAGE 1

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                  "Closing Date" has the meaning set forth in Section 2.2.

                  "COBRA" has the meaning set forth in Section 3.22(e).

                  "Code" has the meaning set forth in Recital D.

                  "Confidential Information" has the meaning set forth in
Section 3.10(i).

                  "Confidentiality Agreement" has the meaning set forth in
Section 6.5.

                  "Copyrights" has the meaning set forth in Section 3.
10(a)(iii).

                  "Damages" has the meaning set forth, in Section 9.2(b).

                  "Dissenting Shares" has the meaning set forth in Section
2.6(h).

                  "Dissenting Shareholder" has the meaning set forth in Section 2.6(h).

                  "Effective Time" has the meaning set forth in Section 2.2.

                  "Environmental Laws" has the meaning set forth in Section 3.20(a)(i).

                  "ERISA" has the meaning set forth in Section 3.22(a).

                  "ERISA Affiliate" has the meaning set forth in Section
3.22(a).

                  "Exchange Act" has the meaning set forth in Section 4.3.

                  "Exchange Agent" has the meaning set forth in Section 2.7(a).

                  "Exchange Ratio" has the meaning set forth in Section 2.6(a).

                  "Governmental Entity" has the meaning set forth in Section
3.2.

                  "Hazardous Materials" has the meaning set forth in Section 3.20(a)(ii).

                  "HIPAA" has the meaning set forth in Section 3.22(e).

                  "Holder" has the meaning set forth in Section 6.17(a).

                  "Holder Indemnitee" has the meaning set forth in Section 6.17(e).

                  "HSR" has the meaning set forth in Section 3.2.

                  "Indemnified Person" has the meaning set forth in Section 6.17(g).

                  "Indemnifying Person" has the meaning set forth in Section 6.17(g).

                  "Individuals" has the meaning set forth in Section
3.27(a)(ii).

                  "Intellectual Property" has the meaning set forth in Section 3.10(a).

                  "Issued Patents" has the meaning set forth in Section 3. 10(a)(i).

                  "JAMS" has the meaning set forth in Section 9.7(a).

                  "Limitation" has the meaning set forth in Section 9.2(d).

                  "Material" has the meaning set forth in Section 10.2.

                  "Material Adverse Effect" has the meaning set forth in Section 10.2.

AGREEMENT AND PLAN OF REORGANIZATION - PAGE 2

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                  "Material Contract" has the meaning set forth in Section 3.14.

                  "Merger" has the meaning set forth in Recital A.

                  "Merger Consideration" has the meaning set forth in Section 2.6(a).

                  "Merger Sub" has the meaning set forth in the introductory paragraph.

                  "NASD" has the meaning set forth in Section 4.2.

                  "Officer's Certificate" has the meaning set forth in Section 9.4.

                  "Patent Applications" has the meaning set forth in Section 3.10(a)(ii).

                  "Patents" has the meaning set forth in Section 3.10(a)(ii).

                  "Privacy Statements" has the meaning set forth in Section 3.27(a)(ii).

                  "Registrable Securities" has the meaning set forth in Section 6.17(a).

                  "Registration Statement" has the meaning set forth in Section 6.17(a).

                  "Release Date" has the meaning set forth in Section 9.3(b).

                  "Requested Confidential Exhibits" has the meaning set forth in
Section 4.3.

                  "Resumption Notice" has the meaning set forth in Section 6.17(c).

                  "RCRA" has the meaning set forth in Section 3.20(a)(i).

                  "Returns" has the meaning set forth in Section 3.21(b).

                  "SEC" has the meaning set forth in Section 4.2.

                  "Securities Act" has the meaning set forth in Section 2.6(i).

                  "Subsidiary" has the meaning set forth in Section 10.2.

                  "Surviving Corporation" has the meaning set forth in Section 2.1.

                  "Suspension Notice" has the meaning set forth in Section 6.17(c).

                  "Suspension Right" has the meaning set forth in Section
6.17(c).

                  "Target" has the meaning set forth in the introductory paragraph.

                  "Target Balance Sheet" has the meaning set forth in Section
3.7.

                  "Target Balance Sheet Date" has the meaning set forth in
Section 3.6.

                  "Target Capital Stock" has the meaning set forth in Section 2.6(b).

                  "Target Common Stock" has the meaning set forth in Recital B.

                  "Target Disclosure Schedule" has the meaning set forth in
Section 3.

                  "Target Employee Plans" has the meaning set forth in Section 3.22(a).

                  "Target Financial Statements" has the meaning set forth in
Section 3.4.

                  "Target International Employee Plans" has the meaning set forth in Section 3.22(a).

AGREEMENT AND PLAN OF REORGANIZATION - PAGE 3

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                  "Target Intellectual Property" has the meaning set forth in
Section 3.10(c).

                  "Target Options" has the meaning set forth in Section 2.6(c).

                  "Target Products" has the meaning set forth in Section 3.10(c)(ii).

                  "Target Sites" has the meaning set forth in Section
3.27(a)(i).

                  "Target Warrants" has the meaning set forth in Section 2.6(d).

                  "Target Software" has the meaning set forth in Section
3.10(k).

                  "Target's Current Facilities" has the meaning set forth in
Section 3.20(b).

                  "Target's Facilities" has the meaning set forth in Section 3.20(b).

                  Tax" and "Taxes" have the meanings set forth in Section 3.2 1(a).

                  "Termination Date" has the meaning set forth in Section
9.2(a).

                  "Terms and Conditions" has the meaning set forth in Section 3.27(a)(iii).

                  "Texas Law" has the meaning set forth in Section 2.1.

                  "Third Party Intellectual Property" has the meaning set forth in Section 3.10(d).

                  "Trademarks" has the meaning set forth in Section 3.10(a)(iv).

                  "U.S. Person" has the meaning set forth in Section 7.2(k).

2.       THE MERGER.

         2.1 The Merger. At the Effective Time and subject to and upon the terms and conditions of this Agreement, the Agreement of Merger attached hereto as Exhibit A (the "Agreement of Merger") and the applicable provisions of the Texas Business Corporations Act ("Texas Law"). Merger Sub shall be merged with and into Target, the separate corporate existence of Merger Sub shall cease and Target shall continue as the surviving corporation (the "Surviving Corporation").

         2.2 Closing; Effective Time. The closing of the transactions contemplated hereby (the "Closing") shall take place as soon as practicable, but no later than two (2) business days, after the satisfaction or waiver of each of the conditions set forth in Section 7 hereof, or at such other time as the parties hereto agree (the "Closing Date"). The Closing shall take place at the offices of Gardere Wynne Sewell, LLP, 3000 Thanksgiving Tower, 1601 Elm Street, Dallas, Texas 75201, or at such other location as the parties hereto agree. In connection with the Closing, the parties hereto shall cause the Merger to be consummated by filing the Agreement of Merger, together with any required certificates, with the Secretary of State of the State of Texas, in accordance with the relevant provisions of Texas Law (the time of such filing being the "Effective Time").

         2.3 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement, the Agreement of Merger and the applicable provisions of Texas Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of Target and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of Target and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

         2.4      Articles of Incorporation; Bylaws.

                  (a) The Articles of the Target, as in effect immediately prior the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter amended.

                  (b) The Bylaws of Target, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter amended.

AGREEMENT AND PLAN OF REORGANIZATION - PAGE 4

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         2.5      Directors and Officers. At the Effective Time, the directors and officers of Merger Sub immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation, to serve until their respective successors are duly elected or appointed and qualified.

         2.6 Effect on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub, Target or the holders of any of the following securities:

                  (a) Conversion of Target Capital Stock. Each share of Target Common Stock issued and outstanding immediately prior to the Effective Time shall be converted and exchanged, without any action on the part of the holders thereof, into the right to receive the following (the "Merger Consideration"): 100,000 shares (the "Exchange Ratio") of validly issued, fully paid and nonassessable shares of the common stock, par value, of Acquiror ("Acquiror Common Stock") as follows: i) 60,000 shares upon the Effective Time; and ii) 20,000 shares upon Acquiror's receipt of Audit results of the Target; and iii) 20,000 shares upon Acquiror's receipt of a Fairness Opinion relating to this transaction. Should either the Audit or the Fairness Opinion describe a valuation of the Target of less than $1,900,000, then the Parties shall negotiate a reasonable reduction in the Merger Consideration.

                  (b) Cancellation of Target Capital Stock Owned by Acquiror. At the Effective Time, each share of Target Common Stock and Target Preferred Stock (collectively, "Target Capital Stock") owned by Acquiror or any direct or indirect wholly owned subsidiary of Acquiror immediately prior to the Effective Time shall be cancelled and extinguished without any conversion thereof.

                  (c) Capital Stock of Merger Sub. At the Effective Time, each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation. Each stock certificate of Merger Sub evidencing ownership of any such shares shall continue to evidence ownership of such shares of capital stock of the Surviving Corporation.

                  (d) Adjustments to Exchange Ratio. The Exchange Ratio shall be adjusted to reflect fully the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Acquiror Common Stock or Target Common Stock), reorganization, recapitalization or other like change with respect to Acquiror Common Stock or Target Common Stock occurring after the date hereof and prior to the Effective Time.

                  (e) Certificate Legends. The shares of Acquiror Common Stock to be issued pursuant to this Section 2.6 shall not have been registered and shall be characterized as "restricted securities" under the federal securities laws, and under such laws such shares may be resold without registration under the Securities Act of 1933, as amended (the "Securities Act"), only in certain limited circumstances. Each certificate evidencing shares of Acquiror Common Stock to be issued pursuant to this Section 2.6 shall bear the following legend:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION WITHOUT AN EXEMPTION UNDER THE SECURITIES ACT OR AN OPINION OF LEGAL COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

         and any legends required by applicable state securities laws.

         2.7      Surrender of Certificates.

                  (a) Exchange Agent. Signature Stock Transfer Company of Plano, Texas shall act as exchange agent (the "Exchange Agent") in the Merger.

AGREEMENT AND PLAN OF REORGANIZATION - PAGE 5

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                  (b)      Acquiror to Provide Common Stock. Promptly after the
         Effective Time and as soon as the Acquiror's Amended and Restated Articles of Incorporation have been declared effective, Acquiror shall supply or cause to be supplied to the Exchange Agent for exchange in accordance with this Section 2 through such reasonable procedures as Acquiror may adopt (i) certificates evidencing the shares of Acquiror Common Stock in exchange for shares of Target Capital Stock outstanding immediately prior to the Effective Time.

                  (c) Exchange Procedures. Promptly after the Effective Time and as soon as the Acquiror's Amended and Restated Articles of Incorporation have been declared effective, the Surviving Corporation shall cause to be mailed to each holder of record of a certificate or certificates (the "Certificates") that immediately prior to the Effective Time represented outstanding shares of Target Common Stock, whose shares were converted into the right to receive shares of Acquiror Common Stock (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon receipt of the Certificates by the Exchange Agent, and shall be in such form and have such other provisions as Acquiror may reasonably specify); (ii) such other customary documents as may be required pursuant to such instructions; and (iii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing shares of Acquiror Common Stock. Upon surrender of a Certificate for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Acquiror, together with such letter of transmittal and other documents, duly completed and validly executed in accordance with the instructions thereto, the holder of such Certificate shall be entitled to receive in exchange therefore (i) a certificate representing the number of whole shares of Acquiror Common Stock and the Certificate so surrendered shall forthwith be canceled. Until so surrendered, each outstanding Certificate that prior to the Effective Time represented shares of Target Common Stock will be deemed from and after the Effective Time, for all corporate purposes other than the payment of dividends, to evidence the ownership of the number of full shares of Acquiror Common Stock into which such shares of Target Common Stock shall have been so converted.

                  (d) Transfers of Ownership. At the Effective Time, the stock transfer books of Target shall be closed, and there shall be no further registration of transfers of Target Common Stock or Target Preferred Stock thereafter on the records of Target. If any certificate for shares of Acquiror Common Stock is to be issued in a name other than that in which the Certificate surrendered in exchange therefor is registered, it will be a condition of the issuance thereof that the Certificate so surrendered will be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange will have paid to Acquiror or any agent designated by it any transfer or other taxes required by reason of the issuance of a certificate for shares of Acquiror Common Stock in any name other than that of the registered holder of the Certificate surrendered, or established to the satisfaction of Acquiror or any agent designated by it that such tax has been paid or is not payable.

                  (e) No Liability. Notwithstanding anything to the contrary in this Section, none of the Exchange Agent, the Surviving Corporation or any party hereto shall be liable to any person for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

         2.8 No Further Ownership Rights in Target Capital Stock. The Merger Consideration delivered upon the surrender for exchange of shares of Target Capital Stock in accordance with the terms hereof (including any dividends, distributions or cash paid in lieu of fractional shares) shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Target Capital Stock, and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Target Capital Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Section 2.

         2.9 Lost, Stolen or Destroyed Certificates. In the event any Certificates shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof such Merger Consideration; provided, however, that Acquiror may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost,

AGREEMENT AND PLAN OF REORGANIZATION - PAGE 6

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stolen or destroyed Certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against Acquiror, the Surviving Corporation or the Exchange Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

         2.10 Tax Consequences. It is intended by the parties hereto that the Merger shall constitute a reorganization within the meaning of Section 368(a) of the Code.

         2.11 Taking of Necessary Action; Further Action. Each of Acquiror, Merger Sub and Target will take all such reasonable and lawful action as may be necessary or desirable in order to effectuate the Merger in accordance with this Agreement as promptly as possible. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of Target and Merger Sub, the officers and directors of Target and Merger Sub are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action, so long as such action is not inconsistent with this Agreement..

         2.12     Lock-up.

                  (a) Applicability. In the event of a firmly underwritten public offering of shares or other equity interest of the Company registered under the Securities Act by an investment bank resulting in at least $10 million in net proceeds (after underwriting discount) to the Company (a "Public Offering"), the Target Shareholders agree that for a period of 180 days commencing on the effective date of the registration statement filed with the SEC under the Securities Act relating to the Public Offering, the Target Shareholders will not offer, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any of the Acquiror Common Stock, any securities which are convertible into the Acquiror Common Stock, or exercisable or exchangeable for any other securities of the Acquiror, including, without limitation, any Acquiror Common Stock or other equity interests issuable pursuant to the terms of any employee stock options. In order to enable the Company to enforce the aforesaid restrictions on transfer, the Target Shareholders hereby agree that the Acquiror may impose stop-transfer instructions with respect to the securities of the Acquiror owned beneficially or of record by the Target Shareholders until the end of such six month period.

                  (b) Extension of Lock-Up. Furthermore, the National Association of Securities Dealers (the "NASD"), or its affiliates thereof, or other state or federal regulatory authorities may require that such 180 day period be extended in connection with the Public Offering. Accordingly, the Target Shareholders agree that officers of the Acquiror may execute all agreements and other documents, in their sole and absolute discretion, in the name of, and on behalf of, the Target Shareholders, to increase the term of such restriction on resale to the minimum term required by the NASD, federal or state securities authorities, or any of their respective affiliates, without prior notice to, or further consent by, the Target Shareholder. In addition, the Target Shareholders agree that officers of the Acquiror may, at their sole discretion, increase the term of such restriction on resale should the necessity arise or the managing underwriter of the Public Offering request such an increase in term. Each of the Target Shareholders hereby irrevocably constitutes and appoints Edward P. Rea, acting singly, with full power of substitution, the true and lawful agent and attorney-in-fact of the Target Shareholders, with full power and authority in the Target Shareholders' name(s), and stead, to increase the term of such restriction on resale as aforesaid.

3.       REPRESENTATIONS AND WARRANTIES OF TARGET.

         3.1 Organization, Standing and Power. Target is a corporation duly organized, validly existing and in good standing under the laws of the state of Texas. Target has the corporate power to own its properties and to carry on its business as now being conducted and as proposed to be conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified and in good standing could reasonably be expected to have a Material Adverse Effect on Target. Target has delivered a true and correct copy of the Articles of Incorporation and Bylaws or other charter documents, as applicable, of Target, each as amended to date, to Acquiror. Target is not in violation of any of the provisions of its Articles of Incorporation or Bylaws or equivalent organizational documents.

AGREEMENT AND PLAN OF REORGANIZATION - PAGE 7

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         3.2      Authority. Target has all requisite corporate power and
authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Target subject only to the approval of the Merger by Target's shareholders. The affirmative vote of the holders of a majority of the shares of Target's Common Stock and Preferred Stock, voting as separate classes, outstanding on the record date for the Written Consent of Shareholders relating to this Agreement is the only vote of the holders of any of Target's Capital Stock necessary under Texas Law to approve this Agreement and the transactions contemplated hereby. The Board of Directors of Target has unanimously (a) approved this Agreement and the Merger;
(b) determined that in its opinion the Merger is in the best interests of the shareholders of Target and is on terms that are fair to such shareholders; and
(c) recommended that the shareholders of Target approve this Agreement and the Merger. This Agreement has been duly executed and delivered by Target and constitutes the valid and binding obligation of Target enforceable against Target in accordance with its terms, except that such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to creditors' rights generally, and is subject to general principles of equity. The execution and delivery of this Agreement by Target does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any material obligation or loss of any material benefit under
(a) any provision of the Articles of Incorporation or Bylaws of Target, as amended; or (b) any mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Target or any of their properties or assets, in the case of clause (b), except for such conflicts, violations, defaults, rights of termination, cancellation or acceleration as could not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Target. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality ("Governmental Entity") is required by or with respect to Target or its Subsidiaries in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (a) the filing of the Agreement of Merger, together with the required officers' certificates, and the filing of the Articles of Merger, each as provided in
Section 2.2; (b) filings required under Regulation D of the Securities Act of 1933; (c) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities laws and the securities laws of any foreign country; (d) such filings as may be required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended ("HSR"); and (e) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, could not be reasonably expected to have a Material Adverse Effect on Target and could not reasonably be expected to prevent, or materially alter or delay, any of the transactions contemplated by this Agreement.

         3.3 Governmental Authorization. Target has obtained each federal, state, county, local or foreign governmental consent, license, permit, grant, or other authorization of a Governmental Entity (a) pursuant to which Target currently operates or holds any interest in any of its properties; or (b) that is required for the operation of Target's business or the holding of any such interest and all of such authorizations are in full force and effect except where the failure to obtain or have any such authorizations could not reasonably be expected to have a Material Adverse Effect on Target.

         3.4 Financial Statements. Target has delivered to Acquiror its audited financial statements for each of the fiscal years ended December 31, 2002 and December 31, 2001, respectively, and its unaudited financial statements (balance sheet, statement of operations and statement of cash flows) on a consolidated basis as at and for the nine-month period ended September 30, 2003 (collectively, the "Target Financial Statements"). The Target Financial Statements have been prepared in accordance with generally accepted accounting principles (except as disclosed in the notes thereto and except that the unaudited financial statements do not contain footnotes and are subject to normal year-end audit adjustments) applied on a consistent basis throughout the periods indicated and with each other. The Target Financial Statements fairly present the consolidated financial condition and operating results of Target as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments and the absence of footnotes in the case of the unaudited Target Financial Statements. Target maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

         3.5 Capital Structure. The authorized capital stock of Target consists of 30,000,000 shares of Target Common Stock, of which there were issued and outstanding as of the close of business on December 29th. 2003, 1,000 shares, and 20,000,000 shares of Target Preferred Stock. All outstanding shares of Target Common Stock

AGREEMENT AND PLAN OF REORGANIZATION - PAGE 8 and Target Preferred Stock are duly authorized, validly issued, fully paid and non-assessable and are free of any lien or encumbrances other than any liens or encumbrances created by or imposed upon the holders thereof, and are not subject to preemptive rights or rights of first refusal created by statute, the Articles of Incorporation or Bylaws of Target or any agreement to which Target is a party or by which it is bound.

         3.6 Litigation. There is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any Governmental Entity, foreign or domestic, or, to the knowledge of Target, threatened against Target or any of its properties or any of its officers or directors (in their capacities as such) that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on Target. There is no judgment, decree or order against Target, or, to the knowledge of Target, any of its respective directors or officers (in their capacities as such), that could prevent, enjoin, or materially alter or delay any of the transactions contemplated by this Agreement, or that could reasonably be expected to have a Material Adverse Effect on Target. All litigation to which Target is a party (or, to the knowledge of Target, threatened to become a party) is described in
Section 3.8 of the Target Disclosure Schedule.

         3.7 Restrictions on Business Activities. There is no agreement, judgment, injunction, order or decree binding upon Target that has or could reasonably be expected to have the effect of prohibiting or materially impairing any current or future business practice of Target, any acquisition of property by Target or the conduct of business by Target as currently conducted or as proposed to be conducted by Target.

         3.8      Intellectual Property.

                  (a) For purposes of this Agreement, "Intellectual Property" means:

                           (i) all issued patents, reissued or reexamined patents, revivals of patents, utility models, certificates of invention, registrations of patents and extensions thereof, regardless of country or formal name (collectively, "Issued Patents");

                           (ii) all published or unpublished nonprovisional and provisional patent applications, reexamination proceedings, invention disclosures and records of invention (collectively "Patent Applications" and, with the Issued Patents, the "Patents");

                           (iii) all copyrights, copyrightable works, semiconductor topography and mask work rights, including all rights of authorship, use, publication, reproduction, distribution, performance transformation, moral rights and rights of ownership of copyrightable works, semiconductor topography works and mask works, and all rights to register and obtain renewals and extensions of registrations, together with all other interests accruing by reason of international copyright, semiconductor topography and mask work conventions (collectively, "Copyrights");

                           (iv)     trademarks, registered trademarks,
                  applications for registration of trademarks, service marks, registered service marks, applications for registration of service marks, trade names, registered trade names and applications for registrations of trade names (collectively, "Trademarks") and domain name registrations;

                           (v) all technology, ideas, inventions, designs, proprietary information, manufacturing and operating specifications, know-how, formulae, trade secrets, technical data, computer programs, hardware, software and processes; and

                           (vi) all other intangible assets, properties and rights (whether or not appropriate steps have been taken to protect, under applicable law, such other intangible assets, properties or rights).

                  (b) Target owns and has good and marketable title to, or possess legally enforceable rights to use, all Intellectual Property used or currently proposed to be used in the business of Target as currently conducted or as proposed to be conducted by Target. The Intellectual Property owned by and licensed to Target collectively constitutes all of the Intellectual Property necessary to enable Target to conduct its business as such business is currently being conducted. No current or former officer, director, stockholder, employee, consultant or independent

AGREEMENT AND PLAN OF REORGANIZATION - PAGE 9 contractor has any right, claim or interest in or with respect to any Target Intellectual Property (as defined in Section 3.10(c) below).

                  (c) There is no unauthorized use, disclosure, infringement or misappropriation of any Target Intellectual Property, including any Third Party Intellectual Property, by any third party, including any employee or former employee of Target. Target has not entered into any agreement to indemnify any other person against any charge of infringement of any Intellectual Property, other than indemnification provisions contained in standard sales or agreements to end users arising in the ordinary course of business, the forms of which have been delivered to Acquiror or its counsel. There are no royalties, fees or other payments payable by Target to any Person by reason of the ownership, use, sale or disposition of Intellectual Property.

                  (d) Target is not in breach of any license, sublicense or other agreement relating to the Target Intellectual Property or Third Party Intellectual Property. Neither the execution, delivery or performance of this Agreement or any ancillary agreement contemplated hereby nor the consummation of the Merger or any of the transactions contemplated by this Agreement will contravene, conflict with or result in any limitation on the Acquiror's right to own or use any Target Intellectual Property, including any Third Party Intellectual Property.

                  (e) All Patents, registered Trademarks and registered Copyrights held by Target are valid and subsisting. All maintenance and annual fees have been fully paid and all fees paid during prosecution and after issuance of any Patent comprising or relating to such item have been paid in the correct entity status amounts. Target is not infringing, misappropriating or making unlawful use of, or received any notice or other communication (in writing or otherwise) of any actual, alleged, possible or potential infringement, misappropriation or unlawful use of any proprietary asset owned or used by any third party. There is no proceeding pending or threatened, nor has any claim or demand been made that challenges the legality, validity, enforceability or ownership of any item of Target Intellectual Property or Third Party Intellectual Property or alleges a claim of infringement of any Patents, Copyrights or Trademarks, or violation of any trade secret or other proprietary right of any third party. Target has not brought a proceeding alleging infringement of Target Intellectual Property or breach of any license or agreement involving Intellectual Property against any third party.

                  (f) No product liability claims have been communicated in writing to or, to Target's knowledge, threatened against Target.

                  (g) Target is not subject to any proceeding or outstanding decree, order, judgment or stipulation restricting in any manner the use, transfer or licensing of any Target Intellectual Property by Target, or which may affect the validity, use or enforceability of such Target Intellectual Property. Target is not subject to any agreement that restricts in any material respect the use, transfer, delivery or licensing by Target of the Target Intellectual Property or Target Products.

         3.9 Minute Books. The minute book of Target contains a materially complete and accurate summary of all meetings of directors and shareholders or actions by written consent since the time of incorporation of Target through the date of this Agreement, and reflect all transactions referred to in such minutes accurately in all material respects.

         3.10 Complete Copies of Materials. Target has delivered or made available true and complete copies of each document that has been requested by Acquiror or its counsel in connection with their due diligence review of Target.

         3.11 Employee Matters. Target is in compliance with all currently applicable laws and regulations respecting terms and conditions of employment, including without limitation applicant and employee background checking, immigration laws, discrimination laws, verification of employment eligibility, employee leave laws, classification of workers as employees and independent contractors, wage and hour laws, and occupational safety and health laws, except for such noncompliance that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Target. There are no proceedings pending or, to Target's knowledge,

AGREEMENT AND PLAN OF REORGANIZATION - PAGE 10 reasonably expected or threatened, between Target, on the one hand, and any or all of its current or former employees, on the other hand, which proceedings could reasonably be expected to have, a Material Adverse Effect on Target, including without limitation any claims for actual or alleged harassment or discrimination based on race, national origin, age, sex, sexual orientation, religion, disability, or similar tortious conduct, breach of contract, wrongful termination, defamation, intentional or negligent infliction of emotional distress, interference with contract or interference with actual or prospective economic disadvantage. There are no claims pending, or, to Target's knowledge, reasonably expected or threatened, against Target under any workers' compensation or long- term disability plan or policy. Target has no material unsatisfied obligations to any employees, former employees, or qualified beneficiaries pursuant to COBRA, HIPAA, or any state law governing health care coverage extension or continuation. Target is not a party to any collective bargaining agreement or other labor union contract, nor does Target know of any activities or proceedings of any labor union to organize its employees. Target has provided all employees with all wages, benefits, relocation benefits, stock options, bonuses and incentives, and all other compensation that became due and payable through the date of this Agreement.

         3.12 Insurance. Target has policies of insurance and bonds of the type and in amounts customarily carried by persons conducting businesses or owning assets similar to those of Target. There is no material claim pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums due and payable under all such policies and bonds have been paid and Target is otherwise in compliance in all material respects with the terms of such policies and bonds. Target has no knowledge of any threatened termination of, or material premium increase with respect to, any of such policies.

         3.13 Compliance With Laws. Target has complied with, is not in violation of and has not received any notices of violation with respect to, any federal state, local or foreign statute, law or regulation with respect to the conduct of its business, or the ownership or operation of its business.

         3.14 Brokers' and Finders' Fee. No broker, finder or investment banker is entitled to brokerage or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with the Merger, this Agreement or any transaction contemplated hereby.

4.       REPRESENTATIONS AND WARRANTIES OF ACQUIROR AND MERGER SUB.

         4.1 Organization, Standing and Power. Acquiror is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the state of Texas. Each of Acquiror and Merger Sub has the corporate power to own its properties and to carry on its business as now being conducted and as proposed to be conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified and in good standing could reasonably be expected to have a Material Adverse Effect on Acquiror. Acquiror has delivered a true and correct copy of the Certificate of Incorporation and Bylaws or other charter documents, as applicable, of Acquiror and Merger Sub, each as amended to date, to Target. Neither Acquiror nor Merger Sub is in violation of any of the provisions of its Certificate of Incorporation or Bylaws.

         4.2 Authority. Acquiror and Merger Sub have all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been, or will have been by the Closing, duly authorized by all necessary corporate action on the part of Acquiror and Merger Sub. This Agreement has been duly executed and delivered by Acquiror and Merger Sub and constitutes the valid and binding obligations of Acquiror and Merger Sub enforceable against Acquiror and Merger Sub in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors' rights generally, and subject to general principles of equity. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any material obligation or loss of a material benefit under (a) any provision of the Certificate of Incorporation or Bylaws of Acquiror or any of its Subsidiaries; or (b) any material mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Acquiror or any of its Subsidiaries or their properties or assets in the case of clause (b), except for such conflicts, violations, defaults, rights of termination, cancellation or acceleration as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect

AGREEMENT AND PLAN OF REORGANIZATION - PAGE 11 on Acquiror. No consent, approval, order or authorization of or registration, declaration or filing with any Governmental Entity is required by or with respect to Acquiror or any of its Subsidiaries in connection with the execution and delivery of this Agreement by Acquiror and Merger Sub or the consummation by Acquiror and Merger Sub of the transactions contemplated hereby, except for (a) the filing of the Agreement of Merger, together with the required officers' certificates, and the filing of the Articles of Merger, each as provided in
Section 2.2; (b) filings required under Regulation D of the Securities Act following the Effective Time; (c) the filing of a Form 8-K with the Securities and Exchange Commission ("SEC") within 15 days after the Closing Date; (d) such filings as may be required under applicable state securities laws and the securities laws of any foreign country; (e) such filings as may be required under HSR and (f) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, could not reasonably be expected to have a Material Adverse Effect on Acquiror and could not prevent, materially alter or delay any of the transactions contemplated by this Agreement.

         4.3 SEC Documents; Financial Statements. Acquiror has filed each statement, report, and other filings required to be filed with the SEC by Acquiror between January 1, 2003, and the date hereof, and prior to the Effective Time, Acquiror will timely file any additional documents required to be filed with the SEC by Acquiror prior to the Effective Time (collectively, the "Acquiror SEC Documents"). In addition, Acquiror has made available to Target all exhibits to the Acquiror SEC Documents filed prior to the date hereof that are (a) requested by Target; and (b) not available in complete form through EDGAR ("Requested Confidential Exhibits") and will promptly make available to Target all Requested Confidential Exhibits to any additional Acquiror SEC Documents filed prior to the Effective Time. All documents required to be filed as exhibits to the Target SEC Documents have been so filed. As of their respective filing dates, the Acquiror SEC Documents complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Securities Act and none of the Acquiror SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed Acquiror SEC Document prior to the date hereof. The financial statements of Acquiror, including the notes thereto, included in the Acquiror SEC Documents (the "Acquiror Financial Statements"), complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto as of their respective dates, and have been prepared in accordance with generally accepted accounting principles applied on a basis consistent throughout the periods indicated and consistent with each other (except as may be indicated in the notes thereto or, in the case of unaudited statements included in Quarterly Reports on Form 10-QSB, as permitted by Form 10-QSB of the SEC). The Acquiror Financial Statements fairly present the consolidated financial condition and operating results of Acquiror and its Subsidiaries at the dates and during the periods indicated therein (subject, in the case of unaudited statements, to normal, recurring year-end adjustments). There has been no change in Acquiror accounting policies except as described in the notes to the Acquiror Financial Statements.

         4.4 Capital Structure. The authorized capital stock of Acquiror consists of 300,000,000 shares of common stock, $.001 par value, and 35,000,000 shares of preferred stock, $.001 par value, of which there were issued and outstanding as of the close of business on the date hereof, 8,440,040 shares of Common Stock and no shares of Preferred Stock. All outstanding shares of Acquiror have been duly authorized, validly issued, fully paid and are nonassessable. Other than this Agreement, and an outstanding warrant to purchase up to 2,000,000 shares of Common Stock at $0.50 per share held by Mentors Group, Inc., there are no other options, warrants, calls, rights, commitments or agreements of any character to which Acquiror is a party or by which either of them is bound obligating Acquiror to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of Acquiror or obligating Acquiror to grant, extend or enter into any such option, warrant, call, right, commitment or agreement.

         4.5 Issuance of Shares. The issuance and delivery of the Acquiror Common Stock as Merger Consideration in accordance with this Agreement shall be, at or prior to the Effective Time, duly authorized by all necessary corporate action on the part of Acquiror, and, when issued at the Effective Time as contemplated hereby, such shares of Acquiror Common Stock will be duly and validly issued, fully paid and nonassessable. Such Acquiror Common Stock, when so issued and delivered in accordance with the provisions of this Agreement, shall be free and clear of all liens and encumbrances and adverse claims, other than restrictions on transfer created by applicable securities laws and will not have been issued in violation of their respective properties or any preemptive rights or rights of first refusal or similar rights.

AGREEMENT AND PLAN OF REORGANIZATION - PAGE 12

         4.6 Interim Operations of Merger Sub. Merger Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement, has engaged in no other business activities and has conducted its operations only as contemplated by this Agreement.

         4.7 Representations Complete. None of the representations or warranties made by Acquiror or Merger Sub herein or in any Schedule hereto, including the Acquiror Disclosure Schedule, or certificate furnished by Acquiror or Merger Sub pursuant to this Agreement, or the Acquiror SEC Documents, or any written statement furnished to Target pursuant hereto or in connection with the transactions contemplated hereby, when all such documents are read together in their entirety, contains or will contain at the Effective Time any untrue statement of a material fact or omits or will omit at the Effective Time to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

5.       CONDUCT PRIOR TO THE EFFECTIVE TIME.

         5.1 Conduct of Business of Target. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, Target agrees (except to the extent expressly contemplated by this Agreement or as consented to in writing by Acquiror): (a) to carry on its business in the usual regular and ordinary course in substantially the same manner as heretofore conducted; (b) to pay its debts and Taxes when due subject (i) to good faith disputes over such debts or Taxes; and
(ii) to Acquiror's consent to the filing of material Tax Returns, if applicable;
(c) to pay or perform other obligations when due; and (d) to use all reasonable efforts to preserve intact its present business organizations, keep available the services of its present officers and key employees and preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others having business dealings with it, to the end that its goodwill and ongoing businesses shall be unimpaired at the Effective Time. Target agrees to promptly notify Acquiror of (a) any event or occurrence not in the ordinary course of Target's business, and of any event which could reasonably be expected to have a Material Adverse Effect on Target; and (b) any change in its capitalization as set forth in Section 3.5. Without limiting the foregoing, except as expressly contemplated by this Agreement or the Target Disclosure Schedule, Target shall not do, cause or permit any of the following, without the prior written consent of Acquiror:

                  (a) Charter Documents. Cause or permit any amendments to its Articles of Incorporation or Bylaws;

                  (b) Dividends; Changes in Capital Stock. Declare or pay any dividends on or make any other distributions (whether in cash, stock or property) in respect of any of its capital stock, or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or repurchase or otherwise acquire, directly or indirectly, any shares of its capital stock except from former employees, directors and consultants in accordance with agreements providing for the repurchase of shares in connection with any termination of service to it;

                  (c) Stock Option Plans, Etc. Accelerate, amend or change the period of exercisability or vesting of options or other rights granted under its stock plans or authorize cash payments in exchange for any options or other rights granted under any of such plans;

                  (d) Issuance of Securities. Issue, deliver or sell or authorize or propose the issuance, delivery or sale of, or purchase or propose the purchase of, any shares of its capital stock or securities convertible into, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue any such shares or other convertible securities other than the issuance of shares of its Common Stock pursuant to the exercise of stock options, warrants or other rights therefore outstanding as of the date of this Agreement;

                  (e) Intellectual Property. Transfer to any person or entity any rights to its Intellectual Property;

                  (f) Exclusive Rights. Enter into or amend any agreements pursuant to which any other party is granted exclusive marketing or other exclusive rights of any type or scope with respect to any of Target Products or Target Intellectual Property;

AGREEMENT AND PLAN OF REORGANIZATION - PAGE 13

                  (g) Dispositions. Sell, lease, license or otherwise dispose of or encumber any of its properties or assets that are material, individually or in the aggregate, to its business, taken as a whole, other than in the ordinary course of business consistent with past practice;

                  (h) Indebtedness. Incur any indebtedness for borrowed money, or guarantee any such indebtedness, or issue or sell any debt securities or guaranty any debt securities of others, in excess of $100,000 in the aggregate;

                  (i) Agreements. Enter into, terminate or amend, in a manner that will adversely affect the business of Target, (i) any agreement involving the obligation to pay or the right to receive $100,000 or more, (ii) any agreement relating to the license, transfer or other disposition or acquisition of Intellectual Property rights or rights to market or sell Target Products or (iii) any other agreement material to the business or prospects of Target or that is or would be a Material Contract;

                  (j) Payment of Obligations. Pay, discharge or satisfy, in an amount in excess of $100,000 in the aggregate, any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise) arising other than in the ordinary course of business, other than the payment, discharge or satisfaction of liabilities reflected or reserved against in the Target Financial Statements;

                  (k) Capital Expenditures. Make any capital expenditures, capital additions or capital improvements, in excess of $50,000 in the aggregate;

                  (l) Insurance. Materially reduce the amount of any material insurance coverage provided by existing insurance policies;

                  (m) Termination or Waiver. Terminate or waive any right of substantial value, other than in the ordinary course of business;

                  (n) Employee Benefit Plans; New Hires; Pay Increases. Amend any Target Employee Plan or adopt any plan that would constitute a Target Employee Plan except in order to comply with applicable laws or regulations, or hire any new officer-level employee, pay any special bonus, special remuneration or special noncash benefit (except payments and benefits made pursuant to written agreements outstanding on the date hereof), or increase the benefits, salaries or wage rates of its employees;

                  (o) Severance Arrangements. Grant or pay any severance or termination pay or benefits (i) to any director or officer or (ii) except for payments made pursuant to written agreements outstanding on the date hereof and disclosed on the Target Disclosure Schedule, to any other employee;

                  (p) Lawsuits. Commence a lawsuit other than (i) for the routine collection of bills, (ii) in such cases where Target in good faith determines that failure to commence suit would result in the material impairment of a valuable aspect of Target's business, provided that it consults with Acquiror prior to the filing of such a suit or
         (iii) for a breach of this Agreement;

                  (q) Acquisitions. Acquire or agree to acquire by merging with, or by purchasing a substantial portion of the stock or assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets that are material individually or in the aggregate, to its business, taken as a whole;

                  (r) Taxes. Other than in the ordinary course of business, make or change any material election in respect of Taxes, adopt or change any accounting method in respect of Taxes, file any material tax Return or any amendment to a material tax Return, enter into any closing agreement, settle any material claim or assessment in respect of Taxes, or consent to any extension or waiver of the limitation period applicable to any material claim or assessment in respect of Taxes;

AGREEMENT AND PLAN OF REORGANIZATION - PAGE 14

                  (s) Revaluation. Revalue any of its assets, including without limitation writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business or as required by changes in generally accepted accounting principles; or

                  (t) Other. Take or agree in writing or otherwise to take, any of the actions described in Sections 5.2(a) through (s) above, or any action that would cause a material breach of its representations or warranties contained in this Agreement or prevent it from materially performing or cause it not to materially perform its covenants hereunder.

         5.2      No Solicitation.

                  (a) From and after the date of this Agreement until the Effective Time, Target shall not, directly or indirectly through any officer, director, employee, representative or agent of Target or otherwise: (i) solicit, initiate, or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to, a proposal or offer for a merger, consolidation, share exchange, business combination, sale of all or substantially all assets, sale of shares of capital stock or similar transactions involving Target other than the transactions contemplated by this Agreement (any of the foregoing inquiries or proposals an "Acquisition Proposal"); (ii) engage or participate in negotiations or discussions concerning, or provide any non-public information to any person or entity relating to, any Acquisition Proposal; or (iii) agree to, enter into, accept, approve or recommend any Acquisition Proposal. Target represents and warrants that it has the legal right to terminate any pending discussions or negotiations relating to an Acquisition Proposal without payment of any fee or other penalty.

                  (b) Target shall notify Acquiror immediately (and no later than 24 hours) after receipt by Target (or its advisors) of any Acquisition Proposal or any request for nonpublic information in connection with an Acquisition Proposal or for access to the properties, books or records of Target by any person or entity that informs Target that it is considering making, or has made, an Acquisition Proposal. Such notice shall be made orally and in writing and shall indicate in reasonable detail the identity of the offeror and the terms and conditions of such proposal, inquiry or contact.

6.       ADDITIONAL AGREEMENTS.

         6.1 Approval of Shareholders. Target shall promptly after the date hereof take all action necessary in accordance with Texas Law and its Articles of Incorporation and Bylaws to obtain the written consent of the Target shareholders approving the Merger as soon as practicable. Target shall use its efforts to solicit from shareholders of Target written consents in favor of the Merger and shall take all other action necessary or advisable to secure the vote or consent of shareholders required to effect the Merger.

         6.2 Sale of Shares Pursuant to Regulation D. The parties hereto acknowledge and agree that the shares of Acquiror Common Stock issuable to the Target shareholders pursuant to Section 2.6 hereof shall constitute "restricted securities" within the Securities Act. The certificates of Acquiror Common Stock shall bear the legends set forth above. Target will use its best efforts to cause each Target shareholder to execute and deliver to Acquiror an Investor Representation Statement in the form attached hereto as Exhibit B. It is acknowledged and understood that Acquiror is relying on the written representations made by each shareholder of Target in the Investor Representation Statements.

         6.3      Access to Information.

                  (a) Target shall afford Acquiror and its accountants, counsel and other representatives, reasonable access during normal business hours during the period prior to the Effective Time to (i) all of Target's properties, personnel, books, contracts, commitments and records and (ii) all other information concerning the business, properties and personnel of Target as Acquiror may reasonably request. Acquiror shall afford Target and its accountants, counsel and other representatives, reasonable access during normal business hours during the period prior to the Effective Time to (i) all of Acquiror's properties, books, contracts,

AGREEMENT AND PLAN OF REORGANIZATION - PAGE 15 commitments and records and (ii) all other information concerning the business, properties and personnel of Acquiror as Target may reasonably request.

                  (b) Subject to compliance with applicable law, from the date hereof until the Effective Time, each of Acquiror and Target shall confer on a regular and frequent basis with one or more representatives of the other party to report operational matters of materiality and the general status of ongoing operations.

         6.4 No information or knowledge obtained in any investigation pursuant to this Section 6.4 shall affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Merger.

         6.5 Public Disclosure. Unless otherwise permitted by this Agreement, Acquiror and Target shall consult with each other before issuing any press release or otherwise making any public statement or making any other public (or non-confidential) disclosure (whether or not in response to an inquiry) regarding the terms of this Agreement and the transactions contemplated hereby, and neither shall issue any such press release or make any such statement or disclosure without the prior approval of the other (which approval shall not be unreasonably withheld), except as may be required by law or by obligations pursuant to any listing agreement with any national securities exchange or with Nasdaq.

         6.6      Regulatory Approval; Further Assurances.

                  (a) Each party shall use all reasonable efforts to file, as promptly as practicable after the date of this Agreement, all notices, reports and other documents required to be filed by such party with any Governmental Entity with respect to the Merger and the other transactions contemplated by this Agreement, and to submit promptly any additional information requested by any such Governmental Entity. Without limiting the generality of the foregoing, Target and Acquiror shall, promptly after the date of this Agreement, prepare and file the notifications required under the HSR Act in connection with the Merger. Target and Acquiror shall respond as promptly as practicable to (i) any inquiries or requests received from the Federal Trade Commission or the Department of Justice for additional information or documentations and
         (ii) any inquiries or requests received from any state attorney general or other Governmental Entity in connection with antitrust or related matters. Each of Target and Acquiror shall (i) give the other party prompt notice of the commencement of any Legal Proceeding by or before any Governmental Entity with respect to the Merger or any of the other transactions contemplated by this Agreement, (ii) keep the other party informed as to the status of any such Legal Proceeding and (iii) promptly inform the other party of any communication to or from the Federal Trade Commission, the Department of Justice or any other Governmental Entity regarding the Merger. Target and Acquiror will consult and cooperate with one another, and will consider in good faith the views of one another, in connection with any analysis, appearance, presentation, memorandum, brief, argument, opinion or proposal made or submitted in connection with any legal proceeding under or relating to HSR or any other federal or state antitrust or fair trade law. In addition, except as may be prohibited by any Governmental Entity or by any legal requirement, in connection with any legal proceeding under or relating to HSR or any other federal or state antitrust or fair trade law or any other similar legal proceeding, each of Target and Acquiror will permit authorized representatives of the other party to be present at each meeting or conference relating to any such legal proceeding and to have access to and be consulted in connection with any document, opinion or proposal made or submitted to any Governmental Entity in connection with any such legal proceeding.

                  (b) Subject to Section 6.7(c), Acquiror and Target shall use all reasonable efforts to take, or cause to be taken, all actions necessary to effectuate the Merger and make effective the other transactions contemplated by this Agreement. Without limiting the generality of the foregoing, but subject to Section 6.7(c), each party to this Agreement shall: (i) make any filings and give any notices required to be made and given by such party in connection with the Merger and the other transactions contemplated by this Agreement; (ii) use all reasonable efforts to obtain any consent required to be obtained (pursuant to any applicable legal requirement or contract, or otherwise) by such party in connection with the Merger or any of the other

AGREEMENT AND PLAN OF REORGANIZATION - PAGE 16 transactions contemplated by this Agreement; and (iii) use all reasonable efforts to lift any restraint, injunction or other legal bar to the Merger. Each party shall promptly deliver to the other a copy of each such filing made, each such notice given and each such consent obtained by such party during the period prior to the Effective Time. Each party, at the reasonable request of the other party, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of this Agreement and the transactions contemplated hereby.

                  (c) Notwithstanding anything to the contrary contained in this Agreement, Acquiror shall not have any obligation under this Agreement to: (i) dispose or transfer or cause any of its Subsidiaries to dispose of or transfer any assets, or to commit to cause Target to dispose of any assets; (ii) discontinue or cause any of its Subsidiaries to discontinue offering any product or service, or commit to cause Target to discontinue offering any product or service; (iii) license or otherwise make available, or cause any of its Subsidiaries to license or otherwise make available, to any person, any technology, software or other Intellectual Property, or commit to cause Target to license or otherwise make available to any person any technology, software or other Intellectual Property; (iv) hold separate or cause any of its Subsidiaries to hold separate any assets or operations (either before or after the Closing Date), or commit to cause Target to hold separate any assets or operations; or (v) make or cause any of its Subsidiaries to make any commitment (to any Governmental Entity or otherwise) regarding its future operations or the future operations of Target.

         6.7 Blue Sky Laws. Acquiror shall take such steps as may be necessary to comply with the securities and blue sky laws of all jurisdictions applicable to the issuance of the Acquiror Common Stock in connection with the Merger. Target shall use its commercially reasonable efforts to assist Acquiror to comply with the securities and blue sky laws of all jurisdictions applicable to the issuance of Acquiror Common Stock in connection with the Merger.

         6.8 Nonaccredited Stockholders. Prior to the Effective Time, Target shall not take any action, including the granting of employee stock options, that would cause the number of Target shareholders who are not "accredited investors" pursuant to Regulation D promulgated under the Securities Act to increase to more than 35 during the term of this Agreement.

         6.9 Reorganization. Acquiror and Target shall each use its best efforts to cause the business combination to be effected by the Merger to be qualified as a "reorganization" described in Section 368 of the Code.

         6.10 Expenses. Whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense.

7.       CONDITIONS TO THE MERGER.

         7.1 Conditions to Obligations of Each Party to Effect the Merger. The respective obligations of each party to this Agreement to consummate and effect this Agreement and the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, by agreement of all the parties hereto:

                  (a) Shareholder Approval. This Agreement and the Merger shall be approved by the shareholders of Target by the requisite vote under Texas Law and Target's Articles of Incorporation.

                  (b) No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Merger shall be and remain in effect, nor shall any proceeding brought by an administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, seeking any of the foregoing be pending, which could reasonably be expected to have a Material Adverse Effect on Acquiror, either individually or combined with the Surviving Corporation after the Effective Time, nor shall there be any action taken, or any statute, rule, regulation or

AGREEMENT AND PLAN OF REORGANIZATION - PAGE 17 order enacted, entered, enforced or deemed applicable to the Merger, which makes the consummation of the Merger illegal.

                  (c) Governmental Approval. Acquiror, Target and Merger Sub shall have timely obtained from each Governmental Entity all approvals, waivers and consents, necessary for consummation of or in connection with the Merger and the several transactions contemplated hereby, including such approvals, waivers and consents as may be required under the Securities Act, under state blue sky laws and under HSR, other than filings and approvals relating to the Merger or affecting Acquiror's ownership of Target or any of its properties if failure to obtain such approval, waiver or consent could not reasonably be expected to have a Material Adverse Effect on Acquiror after the Effective Time.

         7.2 Additional Conditions to the Obligations of Acquiror and Merger Sub. The obligations of Acquiror and Merger Sub to consummate and effect this Agreement and the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, by Acquiror:

                  (a) Representations, Warranties and Covenants. (i) The representations and warranties of Target in this Agreement shall be true and correct in all material respects, without regard to any qualification as to materiality contained in such representation or warranty on and as of the date of this Agreement and on and as of the Closing as though such representations and warranties were made on and as of such time (except for such representations and warranties that speak specifically as of the date hereof or as of another date, which shall be true and correct as of such date).

                  (b) Performance of Obligations. Target shall have performed and complied in all material respects with all covenants, obligations and conditions of this Agreement required to be performed and complied with by it as of the Closing.

                  (c) Third Party Consents. All consents or approvals required to be obtained in connection with the Merger and the other transactions contemplated by this Agreement shall have been obtained and shall be in full force and effect.

                  (d) No Governmental Litigation. There shall not be pending or threatened any legal proceeding in which a Governmental Entity is or is threatened to become a party or is otherwise involved, and neither Acquiror nor Target shall have received any communication from any Governmental Entity in which such Governmental Entity indicates the probability of commencing any legal proceeding or taking any other action: (i) challenging or seeking to restrain or prohibit the consummation of the Merger; (ii) relating to the Merger and seeking to obtain from Acquiror or any of its Subsidiaries, or Target, any damages or other relief that would be material to Acquiror; (iii) seeking to prohibit or limit in any material respect Acquiror's ability to vote, receive dividends with respect to or otherwise exercise ownership rights with respect to the stock of Target; or (iv) that would materially and adversely affect the right of Acquiror or Target to own the assets or operate the business of Target.

                  (e) No Other Litigation. There shall not be pending any legal proceeding: (i) challenging or seeking to restrain or prohibit the consummation of the Merger or any of the other transactions contemplated by this Agreement; (ii) relating to the Merger and seeking to obtain from Acquiror or any of its Subsidiaries, or Target, any damages or other relief that would be material to Acquiror; (iii) seeking to prohibit or limit in any material respect Acquiror's ability to vote, receive dividends with respect to or otherwise exercise ownership rights with respect to any of Target Capital Stock; or (iv) which would affect adversely the right of Acquiror or Target to own the assets or operate the business of Target.

                  (f) Employees. As of the Closing, there shall be sufficient Target employees, in Acquiror's reasonable good faith determination, to permit Acquiror to continue to operate the business of Target in the ordinary course of business following the Closing.

AGREEMENT AND PLAN OF REORGANIZATION - PAGE 18

                  (g) No Material Adverse Change. There shall not have occurred any change in the financial condition, properties, assets (including intangible assets), liabilities, business, operations, results of operations or prospects of Target, taken as a whole, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on Target.

                  (h) Investor Representation Statement; Number of Shareholders. Each of the Target's shareholders shall have delivered to Acquiror a signed Investor Representation Statement in substantially the form attached hereto as Exhibit B and each such Statement shall be in full force and effect, and there shall be no more than thirty-five
         (35) Target shareholders who are both (i) U.S. persons as defined under Regulation S under the Securities Act (a "U.S. Person"); and (ii) not "accredited investors" as defined in Rule 501 under the Securities Act.

                  (i) Purchaser Representative. There shall be a Purchaser Representative, as defined in Regulation D under the Securities Act, reasonably satisfactory to Acquiror, representing each holder of Target Capital Stock who is a U.S. Person and not an "accredited investor" as defined in Rule 501 under the Securities Act, and such Purchaser Representative shall have executed and delivered documentation reasonably satisfactory to Acquiror.

                  (j) Dissenters' Rights. Not more than five percent (5%) of the Target Capital Stock outstanding immediately prior to the Effective Time shall be eligible as Dissenting Shares.

8.       TERMINATION, AMENDMENT AND WAIVER.

         8.1 Termination. This Agreement may be terminated at any time prior to the Effective Time (with respect to Section 8.1(b) through Section 8.1(d), by written notice by the terminating party to the other party):

                  (a)      by the mutual written consent of Acquiror and Target;

                  (b) by either Acquiror or Target if the Merger shall not have been consummated by January 31st, 2004; provided, however, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date;

                  (c) by either Acquiror or Target if a court of competent jurisdiction or other Governmental Entity shall have issued a nonappealable final order, decree or ruling or taken any other action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, unless the party relying on such order, decree or ruling or other action has not complied in all material respects with its obligations under this Agreement; or

                  (d) by Acquiror or Target, if there has been a breach of any representation, warranty, covenant or agreement on the part of the other party set forth in this Agreement, which breach (i) causes the conditions set forth in Section 7.1 or 7.2 (in the case of termination by Acquiror) or Section 7.1 or 7.3 (in the case of termination by Target) not to be satisfied and (ii) shall not have been cured within ten (10) business days following receipt by the breaching party of written notice of such breach from the other party.

         8.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 8.1, there shall be no liability or obligation on the part of Acquiror, Target, Merger Sub or their respective officers, directors, or stockholders, except to the extent that such termination results from the willful breach by a party of any of its representations, warranties or covenants set forth in this Agreement; provided, however, that the provisions of Sections 6.5, 6.6, 6.1, and 9 shall remain in full force and effect and survive any termination of this Agreement.

         8.3 Amendment. This Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

AGREEMENT AND PLAN OF REORGANIZATION - PAGE 19

         8.4 Extension; Waiver. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Boards of Directors, may, to the extent legally allowed: (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto;
(ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto; and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.

9.       GENERAL PROVISIONS.

         9.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered: (i) upon receipt if delivered personally; (ii) three (3) business days after being mailed by registered or certified mail, postage prepaid, return receipt requested; (iii) one (1) business day after it is sent by commercial overnight courier service; or (iv) upon transmission if sent via facsimile with confirmation of receipt to the parties at the following address (or at such other address for a party as shall be specified upon like notice:

                  (a)      if to Acquiror or Merger Sub, to:

                           Invvision Capital, Inc.
                           P.O. Box 770
                           Addison, Texas 75001
                           Attention: Edward P. Rea, Chairman

                  (b)      if to Target, to:

                           Restoration Group America 2003, Inc.
                           2100 Valley View Lane, Suite 110
                           Attention: James Rea

         9.2 Definitions. In this Agreement any reference to any event, change, condition or effect being "material" with respect to any entity or group of entities means any material event, change, condition or effect related to the financial condition, properties, assets (including intangible assets), liabilities, business, operations or results of operations of such entity or group of entities. In this Agreement any reference to a "Material Adverse Effect" with respect to any entity or group of entities means any event, change or effect that is materially adverse to the financial condition, properties, assets, liabilities, business, operations, results of operations or prospects of such entity and its subsidiaries, taken as a whole. In this Agreement any reference to a party's "knowledge" means such party's actual knowledge after reasonable inquiry of officers, directors and other employees of such party reasonably believed to have knowledge of such matters. In this Agreement, an entity shall be deemed to be a "Subsidiary" of a party if such party directly or indirectly owns, beneficially or of record, at least 50% of the outstanding equity or financial interests of such entity.

         9.3 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

         9.4 Entire Agreement; Nonassignability; Parties in Interest. This Agreement and the documents and instruments and other agreements specifically referred to herein or delivered pursuant hereto, including the exhibits and schedules hereto, including the Target Disclosure Schedule and the Acquiror Disclosure Schedule: (a) together constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof except for the Confidentiality Agreement, which shall continue in full force and effect, and shall survive any termination of this Agreement or the Closing, in accordance with its terms; and (b) are not intended to confer upon any other person any rights or remedies hereunder and shall not be assigned by operation of law or otherwise without the written consent of the other party.

AGREEMENT AND PLAN OF REORGANIZATION - PAGE 20

         9.5 Severability. In the event that any provision of this Agreement, or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

         9.6 Remedies Cumulative. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

         9.7 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of Texas applicable to parties residing in Texas, without regard applicable principles of conflicts of law. Each of the parties hereto irrevocably consents to the exclusive jurisdiction of any court located within Texas, in connection with any matter based upon or arising out of this Agreement or the matters contemplated hereby and it agrees that process may be served upon it in any manner authorized by the laws of the State of Texas for such persons and waives and covenants not to assert or plead any objection which it might otherwise have to such jurisdiction and such process.

         9.8 Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

         9.9 Enforcement. Each of the parties hereto agrees that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any Federal court located in the State of Texas or in Texas state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any Federal court located in the State of Texas or any Texas state court in the event that any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a Federal court sitting in the State of Texas or a Texas state court and (d) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any transaction contemplated by this Agreement.

         9.10 Amendment; Waiver. Any amendment or waiver of any of the terms or conditions of this Agreement must be in writing and must be duly executed by or on behalf of the party to be charged with such waiver. The failure of a party to exercise any of its rights hereunder or to insist upon strict adherence to any term or condition hereof on any one occasion shall not be construed as a waiver or deprive that party of the right thereafter to insist upon strict adherence to the terms and conditions of this Agreement at a later date. Further, no waiver of any of the terms and conditions of this Agreement shall be deemed to or shall constitute a waiver of any other term of condition hereof (whether or not similar).

AGREEMENT AND PLAN OF REORGANIZATION - PAGE 21

         IN WITNESS WHEREOF, Target, Acquiror, Merger Sub and Shareholders' Agent have caused this Agreement to be executed and delivered by each of them or their respective officers thereunto duly authorized, all as of the date first written above.

                                          RESTORATION GROUP AMERICA 2003, INC.

                                          By:  /s/ JAMES REA
                                               ---------------------------------
                                                   JAMES REA, President

                                          INVVISION CAPITAL, INC.

                                          By:  /s/ J.E. REA
                                               ---------------------------------
                                                   J.E. REA, CEO

                                          INVVISION MC, INC.

                                          By:  /s/ EDWARD P. REA
                                               ---------------------------------

                                               ---------------------------------
                                          its: President
                                               ---------------------------------

                  RESTORATION GROUP AMERICA 2003, INC. Shareholders:

                  DKWFLP, L.P.., a Texas Limited Partnership
                  By: DKWFLP, Inc., a Texas Corporation,
                  its General Partner

                  By: /s/ CHARLES DOUGLAS MORRIS
                      ----------------------------------------
                       Charles Douglas Morris, its President
                  Owner of 240 Shares

                  JADES FAMILY, L.P., a Texas Limited Partnership
                  By: JADESGP, Inc., a Texas Corporation,
                  Its: General Partner

                  By: /s/ STEVE MAYOR
                      ----------------------------------------
                      Steve Mayor, its President
                  Owner of 240 Shares

                  JAAVBR, L.P., a Texas Limited Partnership
                  By: JAAVBRGP, Inc., a Texas Corporation,
                  Its: General Partner

                  By:  /s/ JAMES A. REA
                      ----------------------------------------
                       James A. Rea, its President
                  Owner of 240 Shares

AGREEMENT AND PLAN OF REORGANIZATION - PAGE 22

                  J2 FAMILY, L.P., a Texas Limited Partnership
                  By: J2 Holdings, Inc., a Texas Corporation,
                  its General Partner

                  By: /s/ JOHN E. REA
                      ---------------------------------------
                      John E. Rea, its President
                  Owner of 240 Shares

                    /s/ GEORGE D. MIKEZ
                  ------------------------------------------
                  George D. Mikez
                  Owner of 40 Shares

AGREEMENT AND PLAN OF REORGANIZATION - PAGE 23

                               ARTICLES OF MERGER

Pursuant to the provisions of article 5.04 of the Texas Business Corporation Act, the undersigned corporations certify the following articles of merger adopted for the purpose of effecting a merger in accordance with the provisions of Part Five of the Texas Business Corporation Act.

1. The name of each of the undersigned corporation(s) and other entity or entities that are a party to the plan of merger or that are to be created by the plan of merger, the type of such corporation or other entity and the laws under which such corporation or other entity are organized are:

Name of Corporation                       Type of Entity         State
-------------------                       --------------         -----

Restoration Group America 2003, Inc.      Corporation            Texas
Invvision MC, Inc.                        Corporation            Texas

2. A plan of merger was approved and adopted in accordance with the provisions of article 5.03 of the Texas - Business Corporation Act providing for the combination of Restoration Group America 2003, Inc., and Invvision MC, Inc. resulting in Restoration Group America 2003, Inc. being the surviving corporation in the merger.

3. An executed copy of the plan of merger is on file at the principal place of business of Restoration Group America 2003, Inc., 2100 Valley View Lane, Suite 110, Dallas, TX 75234 and a copy of the plan of merger will be furnished by such entity, on written request and without cost, to any shareholder of each domestic corporation that is a party to or created by the plan of merger and to any creditor or obligee of the parties to the merger at the time of the merger if such obligation is then outstanding.

4. No amendments to the articles of incorporation of any domestic surviving corporation are to be effected by the merger. -

5. As to each of the undersigned domestic corporations, the approval of whose shareholders is required, the number of outstanding shares of each class or series of stock of such corporation entitled to vote, with other shares or as a class, on the Plan of Merger are as follows:

                                       Number of                 Number of Shares
                                        Shares      Class or   Entitled to Vote as
Name of Corporation                   Outstanding    Series     a Class or Series
-------------------                   -----------   --------   -------------------

Restoration Group America 2003, Inc.     1,000       Common           1,000
Invvision MC, Inc.                       1,000       Common           1,000

7. As to each of the undersigned domestic corporations, the approval of whose shareholders is required, the number of shares, not entitled to vote only as a class, voted for and against the plan of merger, respectively, and, if the shares of any class or series are entitled to vote as a class, the number of shares of each such class or series voted for and against the plan of merger, are as follows:

                                                      Number of Shares
                      Total     Total               Entitled to Vote as
Name of               Voted     Voted    Class or     Class or Series     Voted
Corporation            For     Against    Series          Voted For      Against
-----------           -----    -------   --------   -------------------  -------

Restoration Group      1,000      0       Common            1,000           0
America 2003, Inc.

Invvision MC, Inc.     1,000      0       Common            1,000           0

8. The plan of merger and the performance of its terms were duly authorized by all action required by the laws under which each foreign corporation or other entity that is a party to the merger was incorporated or organized and by its constituent documents.

9. The merger will become effective on December 31st, 2003 at 10:00 a.m. in accordance with the provisions of article 10.03 of the Texas Business Corporation Act.

[NOTE: The merger will become effective upon the issuance of the certificate of merger by the secretary of state in accordance with article 5.05 of the Texas Business Corporation Act, unless the merger's effective date is delayed to a subsequent date and time or conditioned upon the occurrence of a future event pursuant to the provisions of article TBCA, 10.03]

Dated December 30th, 2003.


Restoration Group America 2003, Inc.           Invvision MC, Inc.


     /s/ JAMES A. REA                          /s/ EDWARD P. REA
     -----------------------------             ---------------------------------
By:  James A. Rea, its President          by:  Edward P. Rea, its President
     And Chairman of the Board                 And Chairman of the Board

Invvision Capital, Inc.
2100 Valley View Lane, Suite 110
Dallas, Texas 75234

         RE: Investment Representations

Gentlemen:

         The undersigned shareholder ("Shareholder") is acquiring shares of common stock, par value $0.00 1 per share, (the "Shares"), in Invvision Capital, Inc., a Nevada corporation (the "Corporation") as a result of the Corporation's acquisition of all of the outstanding shares of Restoration Group America 2003, Inc., a Texas corporation ("RGAmerica") pursuant to that certain Agreement and Plan of Reorganization by and among the Corporation, Invvision MC, Inc., a Texas corporation and RGAmerica (the "Agreement"). In connection with such acquisition, Shareholder represents and warrants that the following statements are true and correct.

         1. Documentation; Exchange. Shareholder acknowledges receiving and reviewing the following documents relating to his acquisition of the Shares: (i) the Annual Report of the Corporation for FYE 12/31/02 filed on Form l0-KSB with the Securities and Exchange Commission; (ii) the Quarterly Report of the Corporation for the quarter ended 9/30/03 filed on form l0-QSB with the Securities and Exchange Commission; (iii) the Agreement; and (iv) this Subscription Letter. In connection with his acquisition of the Shares, Shareholder hereby acknowledges that Shareholder has: (a) reviewed this Subscription Letter and the Agreement, (b) executed this Subscription Letter and the Agreement and delivered both such executed documents to the Corporation.

         2. Investment Intent.

                  (a) Shareholder is acquiring the Shares for investment and not with a view to, or for resale in connection with, any distribution of all or any part of the Shares within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and Shareholder has no current intention to sell, convey, dispose of or otherwise distribute any Shares in or risk related to the Shares.

                  (b) Shareholder is acquiring the Shares for Shareholder's own account and no one else has any beneficial ownership in the Shares.

         3. Restrictions on Transfer.

                  (a) Shareholder understands that the Shares has not been registered under the Securities Act or any state securities laws or "Blue Sky" laws ("Blue Sky Laws").

                  (b) Shareholder understands that he cannot offer for sale, sell or otherwise dispose of all or any portion of the Shares until it has been registered under the Securities Act and any applicable Blue Sky Laws or, in the opinion of counsel in form and substance satisfactory to the General Partner, an exemption from such registration is available with respect to any such proposed offer, sale or disposition. Shareholder understands that no holder of a limited Corporation Shares, including Shareholder, has any right to require the Corporation or the General Partner to register any Corporation Shares, including the Shares, under the Securities Act.

                  (c) Shareholder cannot be assured that any exemption from the registration requirement will be available should he desire to transfer the Shares, and, therefore, Shareholder may not be able to dispose of or otherwise transfer the Shares, under the circumstances, in the amounts or at the time proposed by Shareholder.

                  (d) Shareholder understands that although there is currently a public market for the Shares, that absent registration of the transfer of the Shares, it is unlikely that a holder of Shares, will be able to readily dispose of his securities or pledge such securities as collateral for a loan.

                  (e) Shareholder understands that he must bear the economic risk of his investment in the Corporation for an indefinite period of time because, pursuant to federal and state securities laws, the Shares cannot be sold or otherwise transferred (except in certain very limited circumstances).

         4. Legend. Shareholder understands that the certificates representing all or any portion of the Shares acquired by Shareholder shall bear a legend substantially similar to the following, in addition to any other legends required by federal or state laws:.

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY STATE SECURITIES ACTS TN RELIANCE UPON EXEMPTIONS UNDER THOSE ACTS. THE SALE OR OTHER DISPOSITION OF THE SHARES IS PROHIBITED UNLESS SUCH SALE OR DISPOSITION IS MADE IN COMPLIANCE WITH ALL SUCH APPLICABLE ACTS. ADDITIONAL RESTRICTIONS ON TRANSFER OF THE CORPORATION SHARES ARE SET FORTH IN THIS AGREEMENT.

         5. Further Representations and Warranties.

                  (a) Shareholder is acquiring the Shares without being offered or furnished any formal offering literature or prospectus and acknowledges that he has had access to all information regarding the Corporation, its present and prospective business, assets, liabilities and financial condition that Shareholder considers important in making the decision to invest in the Shares. Shareholder has had ample opportunity to ask questions of and receive answers from the Corporation and its representatives concerning this investment and to obtain any and all documents requested in order to supplement or verify any of the information supplied. Shareholder is making this investment on the basis of his own knowledge of the Corporation and not in reliance upon any representation made by anyone acting on behalf of the Corporation.

                  (b) Shareholder recognizes that the investment in the Shares involves special and substantial risks. Shareholder recognizes (1) the highly speculative nature of the investment, (2) the financial hazards involved, (3) the lack of liquidity regarding the Shares and the restrictions upon transferability thereof, (4) the qualifications and backgrounds of the principals of the Corporation and the General Partner and (5) the tax consequences of investment in the Shares, among other matters.

                  (c) Shareholder is an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.

                  (d) Shareholder is capable of evaluating the merits and risks of an investment in the Shares and is financially capable of bearing a total loss of this investment.

                  (e) Shareholder has no reason to anticipate any change in personal circumstances, financial or otherwise, that may cause or require any sale or distribution of all of any portion of this Shares, if acquired.

                  (f) Shareholder either (1) has a preexisting personal or business relationship with the Corporation or its principals or (2) by reason of Shareholder's business or financial experience, has the capacity to protect its own interests in connection with this transaction.

                  (g) Shareholder is at least 21 years of age and a bona fide resident and domiciliary (not a temporary or transient resident) of the state or country set forth as Shareholder's address on the signature page to this Agreement, and has no present intention of becoming a resident of any other state or jurisdiction, and Shareholder represents that these statements are now true and have been true since prior to the first offer to him of an opportunity to invest in the Corporation.

                  (h) The offer and sale of the Shares was not accomplished by the publication of any advertisement.

                  (i) Shareholder understands that this transaction has not been reviewed or approved by the Securities and Exchange Commission or any other governmental agency or department.

         6. Other Matters

                  (a) Shareholder recognizes that the sale and issuance of the Shares to him, and the admission of Shareholder as a shareholder in the Corporation, is based upon the representations and warranties contained herein and Shareholder agrees to indemnify and hold harmless the Corporation and its officers, directors, employees, agents and representatives against any and all liabilities, costs and expenses (including reasonable attorneys' fees) arising by reason of or in connection with any misrepresentation or any breach of such warranties by Shareholder, or arising as a result of the sale or distribution of all or any portion of the Shares by Shareholder in violation of the Securities Act or other applicable law.

                  (b) This Subscription Letter shall be governed by and construed in accordance with the laws of the State of Texas without regard to the conflict of laws principles of any jurisdiction.

                  (c) This Subscription Letter, together with the Corporation Agreement, constitute the entire agreement among the parties hereto with respect to the subject matter hereof.


                 [THE NEXT FOLLOWING PAGE IS A SIGNATURE PAGE.]

                                   Very truly yours,


                                   /s/ JAMES REA, PRESIDENT OF JAAVBRGP, INC.
                                   ---------------------------------------------
                                   Signature of Shareholder


                                   General Partner of:


                                   JAAVBR, L.P., A TEXAS LIMITED PARTNERSHIP
                                   ---------------------------------------------
                                   Name of Shareholder (Printed)


                                   2100 Valley View Lane, #110
                                   ---------------------------------------------
                                   Shareholder's Street Address


                                   Dallas
                                   ---------------------------------------------
                                   City or Town


                                    TX                               75234
                                   ---------------------------------------------
                                   State                           Zip Code



                                   ---------------------------------------------
                                   Shareholder's Social Security Number


                                   12/30/2003
                                   ---------------------------------------------
                                   Date

Invvision Capital, Inc.
2100 Valley View Lane, Suite 110
Dallas, Texas 75234

         RE: Investment Representations

Gentlemen:

         The undersigned shareholder ("Shareholder") is acquiring shares of common stock, par value $0.001 per share, (the "Shares"), in Invvision Capital, Inc., a Nevada corporation (the "Corporation") as a result of the Corporation's acquisition of all of the outstanding shares of Restoration Group America 2003, Inc., a Texas corporation ("RGAmerica") pursuant to that certain Agreement and Plan of Reorganization by and among the Corporation, Invvision MC, Inc., a Texas corporation and RGAmerica (the "Agreement"). In connection with such acquisition, Shareholder represents and warrants that the following statements are true and correct.

         1. Documentation; Exchange. Shareholder acknowledges receiving and reviewing the following documents relating to his acquisition of the Shares: (i) the Annual Report of the Corporation for FYE 12/31/02 filed on Form l0-KSB with the Securities and Exchange Commission; (ii) the Quarterly Report of the Corporation for the quarter ended 9/30/03 filed on form 10-QSB with the Securities and Exchange Commission; (iii) the Agreement; and (iv) this Subscription Letter. In connection with his acquisition of the Shares, Shareholder hereby acknowledges that Shareholder has: (a) reviewed this Subscription Letter and the Agreement, (b) executed this Subscription Letter and the Agreement and delivered both such executed documents to the Corporation.

         2. Investment Intent.

                  (a) Shareholder is acquiring the Shares for investment and not with a view to, or for resale in connection with, any distribution of all or any part of the Shares within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and Shareholder has no current intention to sell, convey, dispose of or otherwise distribute any Shares in or risk related to the Shares.

                  (b) Shareholder is acquiring the Shares for Shareholder's own account and no one else has any beneficial ownership in the Shares.

         3. Restrictions on Transfer.

                  (a) Shareholder understands that the Shares has not been registered under the Securities Act or any state securities laws or "Blue Sky" laws ("Blue Sky Laws").

                  (b) Shareholder understands that he cannot offer for sale, sell or otherwise dispose of all or any portion of the Shares until it has been registered under the Securities Act and any applicable Blue Sky Laws or, in the opinion of counsel in form and substance satisfactory to the General Partner, an exemption from such registration is available with respect to any such proposed offer, sale or disposition. Shareholder understands that no holder of a limited Corporation Shares, including Shareholder, has any right to require the Corporation or the General Partner to register any Corporation Shares, including the Shares, under the Securities Act.

                  (c) Shareholder cannot be assured that any exemption from the registration requirement will be available should he desire to transfer the Shares, and, therefore, Shareholder may not be able to dispose of or otherwise transfer the Shares, under the circumstances, in the amounts or at the time proposed by Shareholder.

                  (d) Shareholder understands that although there is currently a public market for the Shares, that absent registration of the transfer of the Shares, it is unlikely that a holder of Shares, will be able to readily dispose of his securities or pledge such securities as collateral for a loan.

                  (e) Shareholder understands that he must bear the economic risk of his investment in the Corporation for an indefinite period of time because, pursuant to federal and state securities laws, the Shares cannot be sold or otherwise transferred (except in certain very limited circumstances).

         4. Legend. Shareholder understands that the certificates representing all or any portion of the Shares acquired by Shareholder shall bear a legend substantially similar to the following, in addition to any other legends required by federal or state laws:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY STATE SECURITIES ACTS IN RELIANCE UPON EXEMPTIONS UNDER THOSE ACTS. THE SALE OR OTHER DISPOSITION OF THE SHARES IS PROHIBITED UNLESS SUCH SALE OR DISPOSITION IS MADE IN COMPLIANCE WITH ALL SUCH APPLICABLE ACTS. ADDITIONAL RESTRICTIONS ON TRANSFER OF THE CORPORATION SHARES ARE SET FORTH IN THIS AGREEMENT.

         5. Further Representations and Warranties.

                  (a) Shareholder is acquiring the Shares without being offered or furnished any formal offering literature or prospectus and acknowledges that he has had access to all information regarding the Corporation, its present and prospective business, assets, liabilities and financial condition that Shareholder considers important in making the decision to invest in the Shares. Shareholder has had ample opportunity to ask questions of and receive answers from the Corporation and its representatives concerning this investment and to obtain any and all documents requested in order to supplement or verify any of the information supplied. Shareholder is making this investment on the basis of his own knowledge of the Corporation and not in reliance upon any representation made by anyone acting on behalf of the Corporation.

                  (b) Shareholder recognizes that the investment in the Shares involves special and substantial risks. Shareholder recognizes (1) the highly speculative nature of the investment, (2) the financial hazards involved, (3) the lack of liquidity regarding the Shares and the restrictions upon transferability thereof, (4) the qualifications and backgrounds of the principals of the Corporation and the General Partner and (5) the tax consequences of investment in the Shares, among other matters.

                  (c) Shareholder is an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.

                  (d) Shareholder is capable of evaluating the merits and risks of an investment in the Shares and is financially capable of bearing a total loss of this investment.

                  (e) Shareholder has no reason to anticipate any change in personal circumstances, financial or otherwise, that may cause or require any sale or distribution of all of any portion of this Shares; if acquired.

                  (f) Shareholder either (1) has a preexisting personal or business relationship with the Corporation or its principals or (2) by reason of Shareholder's business or financial experience, has the capacity to protect its own interests in connection with this transaction.

                  (g) Shareholder is at least 21 years of age and a bona fide resident and domiciliary (not a temporary or transient resident) of the state or country set forth as Shareholder's address on the signature page to this Agreement, and has no present intention of becoming a resident of any other state or jurisdiction, and Shareholder represents that these statements are now true and have been true since prior to the first offer to him of an opportunity to invest in the Corporation.

                  (h) The offer and sale of the Shares was not accomplished by the publication of any advertisement.

                  (i) Shareholder understands that this transaction has not been reviewed or approved by the Securities and Exchange Commission or any other governmental agency or department.

         6. Other Matters.

                  (a) Shareholder recognizes that the sale and issuance of the Shares to him, and the admission of Shareholder as a shareholder in the Corporation, is based upon the representations and warranties contained herein and Shareholder agrees to indemnify and hold harmless the Corporation and its officers, directors, employees, agents and representatives against any and all liabilities, costs and expenses (including reasonable attorneys' fees) arising by reason of or in connection with any misrepresentation or any breach of such warranties by Shareholder, or arising as a result of the sale or distribution of all or any portion of the Shares by Shareholder in violation of the Securities Act or other applicable law.

                  (b) This Subscription Letter shall be governed by and construed in accordance with the laws of the State of Texas without regard to the conflict of laws principles of any jurisdiction.

                  (c) This Subscription Letter, together with the Corporation Agreement, constitute the entire agreement among the parties hereto with respect to the subject matter hereof.


                 [THE NEXT FOLLOWING PAGE IS A SIGNATURE PAGE.]

                                Very truly yours,


                                /s/ JOHN E. REA, PRESIDENT OF J2 HOLDINGS, INC.
                                ------------------------------------------------
                                Signature of Shareholder


                                the General Partner of:


                                J2 FAMILY, L.P., a Texas Limited Partnership


                                ------------------------------------------------
                                Name of Shareholder (Printed)


                                2100 Valley View Lane, #110
                                ------------------------------------------------
                                Shareholder's Street Address


                                Dallas
                                ------------------------------------------------
                                City or Town


                                 TX                                  75234
                                ------------------------------------------------
                                State                              Zip Code



                                ------------------------------------------------
                                Shareholder's Social Security Number


                                12/30/2003
                                ------------------------------------------------
                                Date

Invvision Capital, Inc.
2100 Valley View Lane, Suite 110
Dallas, Texas 75234

         RE: Investment Representations

Gentlemen:

         The undersigned shareholder ("Shareholder") is acquiring shares of common stock, par value $0.001 per share, (the "Shares"), in Invvision Capital, Inc., a Nevada corporation (the "Corporation") as a result of the Corporation's acquisition of all of the outstanding shares of Restoration Group America 2003, Inc., a Texas corporation ("RGAmerica") pursuant to that certain Agreement and Plan of Reorganization by and among the Corporation, Invvision MC, Inc., a Texas corporation and RGAmerica (the "Agreement"). In connection with such acquisition, Shareholder represents and warrants that the following statements are true and correct.

         1. Documentation; Exchange. Shareholder acknowledges receiving and reviewing the following documents relating to his acquisition of the Shares: (i) the Annual Report of the Corporation for FYE 12/31/02 filed on Form l0-KSB with the Securities and Exchange Commission; (ii) the Quarterly Report of the Corporation for the quarter ended 9/30/03 filed on form 10-QSB with the Securities and Exchange Commission; (iii) the Agreement; and (iv) this Subscription Letter. In connection with his acquisition of the Shares, Shareholder hereby acknowledges that Shareholder has: (a) reviewed this Subscription Letter and the Agreement, (b) executed this Subscription Letter and the Agreement and delivered both such executed documents to the Corporation.

         2. Investment Intent.

                  (a) Shareholder is acquiring the Shares for investment and not with a view to, or for resale in connection with, any distribution of all or any part of the Shares within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and Shareholder has no current intention to sell, convey, dispose of or otherwise distribute any Shares in or risk related to the Shares.

                  (b) Shareholder is acquiring the Shares for Shareholder's own account and no one else has any beneficial ownership in the Shares.

         3. Restrictions on Transfer.

                  (a) Shareholder understands that the Shares has not been registered under the Securities Act or any state securities laws or "Blue Sky" laws ("Blue Sky Laws").

                  (b) Shareholder understands that he cannot offer for sale, sell or otherwise dispose of all or any portion of the Shares until it has been registered under the Securities Act and any applicable Blue Sky Laws or, in the opinion of counsel in form and substance satisfactory to the General Partner, an exemption from such registration is available with respect to any such proposed offer, sale or disposition. Shareholder understands that no holder of a limited Corporation Shares, including Shareholder, has any right to require the Corporation or the General Partner to register any Corporation Shares, including the Shares, under the Securities Act.

                  (c) Shareholder cannot be assured that any exemption from the registration requirement will be available should he desire to transfer the Shares, and, therefore, Shareholder may not be able to dispose of or otherwise transfer the Shares, under the circumstances, in the amounts or at the time proposed by Shareholder.

                  (d) Shareholder understands that although there is currently a public market for the Shares, that absent registration of the transfer of the Shares, it is unlikely that a holder of Shares, will be able to readily dispose of his securities or pledge such securities as collateral for a loan.

                  (e) Shareholder understands that he must bear the economic risk of his investment in the Corporation for an indefinite period of time because, pursuant to federal and state securities laws, the Shares cannot be sold or otherwise transferred (except in certain very limited circumstances).

         4. Legend. Shareholder understands that the certificates representing all or any portion of the Shares acquired by Shareholder shall bear a legend substantially similar to the following, in addition to any other legends required by federal or state laws:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY STATE SECURITIES ACTS IN RELIANCE UPON EXEMPTIONS UNDER THOSE ACTS. THE SALE OR OTHER DISPOSITION OF THE SHARES IS PROHIBITED UNLESS SUCH SALE OR DISPOSITION IS MADE IN COMPLIANCE WITH ALL SUCH APPLICABLE ACTS. ADDITIONAL RESTRICTIONS ON TRANSFER OF THE CORPORATION SHARES ARE SET FORTH IN THIS AGREEMENT.

         5. Further Representations and Warranties.

                  (a) Shareholder is acquiring the Shares without being offered or furnished any formal offering literature or prospectus and acknowledges that he has had access to all information regarding the Corporation, its present and prospective business, assets, liabilities and financial condition that Shareholder considers important in making the decision to invest in the Shares. Shareholder has had ample opportunity to ask questions of and receive answers from the Corporation and its representatives concerning this investment and to obtain any and all documents requested in order to supplement or verify any of the information supplied. Shareholder is making this investment on the basis of his own knowledge of the Corporation and not in reliance upon any representation made by anyone acting on behalf of the Corporation.

                  (b) Shareholder recognizes that the investment in the Shares involves special and substantial risks. Shareholder recognizes (1) the highly speculative nature of the investment, (2) the financial hazards involved, (3) the lack of liquidity regarding the Shares and the restrictions upon transferability thereof, (4) the qualifications and backgrounds of the principals of the Corporation and the General Partner and (5) the tax consequences of investment in the Shares, among other matters.

                  (c) Shareholder is an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.

                  (d) Shareholder is capable of evaluating the merits and risks of an investment in the Shares and is financially capable of bearing a total loss of this investment.

                  (e) Shareholder has no reason to anticipate any change in personal circumstances, financial or otherwise, that may cause or require any sale or distribution of all of any portion of this Shares, if acquired.

                  (f) Shareholder either (1) has a preexisting personal or business relationship with the Corporation or its principals or (2) by reason of Shareholder's business or financial experience, has the capacity to protect its own interests in connection with this transaction.

                  (g) Shareholder is at least 21 years of age and a bona fide resident and domiciliary (not a temporary or transient resident) of the state or country set forth as Shareholder's address on the signature page to this Agreement, and has no present intention of becoming a resident of any other state or jurisdiction, and Shareholder represents that these statements are now true and have been true since prior to the first offer to him of an opportunity to invest in the Corporation.

                  (h) The offer and sale of the Shares was not accomplished by the publication of any advertisement.

                  (i) Shareholder understands that this transaction has not been reviewed or approved by the Securities and Exchange Commission or any other governmental agency or department.

         6. Other Matters

                  (a) Shareholder recognizes that the sale and issuance of the Shares to him, and the admission of Shareholder as a shareholder in the Corporation, is based upon the representations and warranties contained herein and Shareholder agrees to indemnify and hold harmless the Corporation and its officers, directors, employees, agents and representatives against any and all liabilities, costs and expenses (including reasonable attorneys' fees) arising by reason of or in connection with any misrepresentation or any breach of such warranties by Shareholder, or arising as a result of the sale or distribution of all or any portion of the Shares by Shareholder in violation of the Securities Act or other applicable law.

                  (b) This Subscription Letter shall be governed by and construed in accordance with the laws of the State of Texas without regard to the conflict of laws principles of any jurisdiction.

                  (c) This Subscription Letter, together with the Corporation Agreement, constitute the entire agreement among the parties hereto with respect to the subject matter hereof.


                 [THE NEXT FOLLOWING PAGE IS A SIGNATURE PAGE.]

                             Very truly yours,


                             /s/ STEVE MAYOR, PRESIDENT OF JADES GP, INC.
                             ---------------------------------------------------
                             Signature of Shareholder


                             General Partner of:

                             JADES FAMILY, L.P., a Texas Limited Partnership


                             ---------------------------------------------------
                             Name of Shareholder (Printed)


                             2100 Valley View Lane, #110
                             ---------------------------------------------------
                             Shareholder's Street Address


                             Dallas
                             ---------------------------------------------------
                             City or Town


                              TX                               75234
                             ---------------------------------------------------
                             State                           Zip Code



                             ---------------------------------------------------
                             Shareholder's Social Security Number


                             12/30/2003
                             ---------------------------------------------------
                             Date

Invvision Capital, Inc.
2100 Valley View Lane, Suite 110
Dallas, Texas 75234

          RE:  Investment Representations

Gentlemen:

         The undersigned shareholder ("Shareholder") is acquiring shares of common stock, par value $0.001 per share, (the "Shares"), in Invvision Capital, Inc., a Nevada corporation (the "Corporation") as a result of the Corporation's acquisition of all of the outstanding shares of Restoration Group America 2003, Inc., a Texas corporation ("RGAmerica") pursuant to that certain Agreement and Plan of Reorganization by and among the Corporation, Invvision MC, Inc., a Texas corporation and RGAmerica (the "Agreement"). In connection with such acquisition, Shareholder represents and warrants that the following statements are true and correct.

         1. Documentation; Exchange. Shareholder acknowledges receiving and reviewing the following documents relating to his acquisition of the Shares: (i) the Annual Report of the Corporation for FYE 12/31/02 filed on Form 10-KSB with the Securities and Exchange Commission; (ii) the Quarterly Report of the Corporation for the quarter ended 9/30/03 filed on form 10-QSB with the Securities and Exchange Commission; (iii) the Agreement; and (iv) this Subscription Letter. In connection with his acquisition of the Shares, Shareholder hereby acknowledges that Shareholder has: (a) reviewed this Subscription Letter and the Agreement, (b) executed this Subscription Letter and the Agreement and delivered both such executed documents to the Corporation.

         2. Investment Intent.

               (a) Shareholder is acquiring the Shares for investment and not with a view to, or for resale in connection with, any distribution of all or any part of the Shares within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and Shareholder has no current intention to sell, convey, dispose of or otherwise distribute any Shares in or risk related to the Shares.

               (b) Shareholder is acquiring the Shares for Shareholder's own account and no one else has any beneficial ownership in the Shares.

         3. Restrictions on Transfer.

               (a) Shareholder understands that the Shares has not been registered under the Securities Act or any state securities laws or "Blue Sky" laws ("Blue Sky Laws").

               (b) Shareholder understands that he cannot offer for sale, sell or otherwise dispose of all or any portion of the Shares until it has been registered under the Securities Act and any applicable Blue Sky Laws or, in the opinion of counsel in form and substance satisfactory to the General Partner, an exemption from such registration is available with respect to any such proposed offer, sale or disposition. Shareholder understands that no holder of a limited Corporation Shares, including Shareholder, has any right to require the Corporation or the General Partner to register any Corporation Shares, including the Shares, under the Securities Act.

               (c) Shareholder cannot be assured that any exemption from the registration requirement will be available should he desire to transfer the Shares, and, therefore, Shareholder may not be able to dispose of or otherwise transfer the Shares, under the circumstances, in the amounts or at the time proposed by Shareholder.

               (d) Shareholder understands that although there is currently a public market for the Shares, that absent registration of the transfer of the Shares, it is unlikely that a holder of Shares, will be able to readily dispose of his securities or pledge such securities as collateral for a loan.

               (e) Shareholder understands that he must bear the economic risk of his investment in the Corporation for an indefinite period of time because, pursuant to federal and state securities laws, the Shares cannot be sold or otherwise transferred (except in certain very limited circumstances).

         4. Legend. Shareholder understands that the certificates representing all or any portion of the Shares acquired by Shareholder shall bear a legend substantially similar to the following, in addition to any other legends required by federal or state laws:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY STATE SECURITIES ACTS IN RELIANCE UPON EXEMPTIONS UNDER THOSE ACTS. THE SALE OR OTHER DISPOSITION OF THE SHARES IS PROHIBITED UNLESS SUCH SALE OR DISPOSITION IS MADE IN COMPLIANCE WITH ALL SUCH APPLICABLE ACTS. ADDITIONAL RESTRICTIONS ON TRANSFER OF THE CORPORATION SHARES ARE SET FORTH IN THIS AGREEMENT.

         5. Further Representations and Warranties.

               (a) Shareholder is acquiring the Shares without being offered or furnished any formal offering literature or prospectus and acknowledges that he has had access to all information regarding the Corporation, its present and prospective business, assets, liabilities and financial condition that Shareholder considers important in making the decision to invest in the Shares. Shareholder has had ample opportunity to ask questions of and receive answers from the Corporation and its representatives concerning this investment and to obtain any and all documents requested in order to supplement or verify any of the information supplied. Shareholder is making this investment on the basis of his own knowledge of the Corporation and not in reliance upon any representation made by anyone acting on behalf of the Corporation.

               (b) Shareholder recognizes that the investment in the Shares involves special and substantial risks. Shareholder recognizes (1) the highly speculative nature of the investment, (2) the financial hazards involved, (3) the lack of liquidity regarding the Shares and the restrictions upon transferability thereof, (4) the qualifications and backgrounds of the principals of the Corporation and the General Partner and (5) the tax consequences of investment in the Shares, among other matters.

               (c) Shareholder is an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.

               (d) Shareholder is capable of evaluating the merits and risks of an investment in the Shares and is financially capable of bearing a total loss of this investment.

               (e) Shareholder has no reason to anticipate any change in personal circumstances, financial or otherwise, that may cause or require any sale or distribution of all of any portion of this Shares, if acquired.

               (f) Shareholder either (1) has a preexisting personal or business relationship with the Corporation or its principals or (2) by reason of Shareholder's business or financial experience, has the capacity to protect its own interests in connection with this transaction.

               (g) Shareholder is at least 21 years of age and a bona fide resident and domiciliary (not a temporary or transient resident) of the state or country set forth as Shareholder's address on the signature page to this Agreement, and has no present intention of becoming a resident of any other state or jurisdiction, and Shareholder represents that these statements are now true and have been true since prior to the first offer to him of an opportunity to invest in the Corporation.

               (h) The offer and sale of the Shares was not accomplished by the publication of any advertisement.

               (i) Shareholder understands that this transaction has not been reviewed or approved by the Securities and Exchange Commission or any other governmental agency or department.

         6. Other Matters.

               (a) Shareholder recognizes that the sale and issuance of the Shares to him, and the admission of Shareholder as a shareholder in the Corporation, is based upon the representations and warranties contained herein and Shareholder agrees to indemnify and hold harmless the Corporation and its officers, directors, employees, agents and representatives against any and all liabilities, costs and expenses (including reasonable attorneys' fees) arising by reason of or in connection with any misrepresentation or any breach of such warranties by Shareholder, or arising as a result of the sale or distribution of all or any portion of the Shares by Shareholder in violation of the Securities Act or other applicable law.

               (b) This Subscription Letter shall be governed by and construed in accordance with the laws of the State of Texas without regard to the conflict of laws principles of any jurisdiction.

               (c) This Subscription Letter, together with the Corporation Agreement, constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

                 [THE NEXT FOLLOWING PAGE IS A SIGNATURE PAGE.]

                                    Very truly yours,


                                    /s/ CHARLES DOUGLAS MORRIS, President of
                                    ------------------------------------------
                                    Signature of Shareholder
                                    DKWFLP L.P., Inc., general partner of:

                                    DKWFLP, L.P., A Texas Limited Partnership
                                    ------------------------------------------
                                    Name of Shareholder (Printed)


                                    2100 Valley View Lane
                                    ------------------------------------------
                                    Shareholder's Street Address


                                    Suite 110
                                    ------------------------------------------
                                    City or Town


                                    Dallas, TX                         75234
                                    ------------------------------------------
                                    State                            Zip Code



                                    ------------------------------------------
                                    Shareholder's Social Security Number


                                    12/30/2003
                                    ------------------------------------------
                                    Date

Invvision Capital, Inc.
2100 Valley View Lane, Suite 110
Dallas, Texas 75234

          RE: Investment Representations

Gentlemen:

         The undersigned shareholder ("Shareholder") is acquiring shares of common stock, par value $0.001 per share, (the "Shares"), in Invvision Capital, Inc., a Nevada corporation (the "Corporation") as a result of the Corporation's acquisition of all of the outstanding shares of Restoration Group America 2003, Inc., a Texas corporation ("RGAmerica") pursuant to that certain Agreement and Plan of Reorganization by and among the Corporation, Invvision MC, Inc., a Texas corporation and RGAmerica (the "Agreement"). In connection with such acquisition, Shareholder represents and warrants that the following statements are true and correct.

         1. Documentation; Exchange. Shareholder acknowledges receiving and reviewing the following documents relating to his acquisition of the Shares: (i) the Annual Report of the Corporation for FYE 12/31/02 filed on Form 10-KSB with the Securities and Exchange Commission; (ii) the Quarterly Report of the Corporation for the quarter ended 9/30/03 filed on form 10-QSB with the Securities and Exchange Commission; (iii) the Agreement; and (iv) this Subscription Letter. In connection with his acquisition of the Shares, Shareholder hereby acknowledges that Shareholder has: (a) reviewed this Subscription Letter and the Agreement, (b) executed this Subscription Letter and the Agreement and delivered both such executed documents to the Corporation.

         2. Investment Intent.

               (a) Shareholder is acquiring the Shares for investment and not with a view to, or for resale in connection with, any distribution of all or any part of the Shares within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and Shareholder has no current intention to sell, convey, dispose of or otherwise distribute any Shares in or risk related to the Shares.

               (b) Shareholder is acquiring the Shares for Shareholder's own account and no one else has any beneficial ownership in the Shares.

         3. Restrictions on Transfer.

               (a) Shareholder understands that the Shares has not been registered under the Securities Act or any state securities laws or "Blue Sky" laws ("Blue Sky Laws").

               (b) Shareholder understands that he cannot offer for sale, sell or otherwise dispose of all or any portion of the Shares until it has been registered under the Securities Act and any applicable Blue Sky Laws or, in the opinion of counsel in form and substance satisfactory to the General Partner, an exemption from such registration is available with respect to any such proposed offer, sale or disposition. Shareholder understands that no holder of a limited Corporation Shares, including Shareholder, has any right to require the Corporation or the General Partner to register any Corporation Shares, including the Shares, under the Securities Act.

               (c) Shareholder cannot be assured that any exemption from the registration requirement will be available should he desire to transfer the Shares, and, therefore, Shareholder may not be able to dispose of or otherwise transfer the Shares, under the circumstances, in the amounts or at the time proposed by Shareholder.

               (d) Shareholder understands that although there is currently a public market for the Shares, that absent registration of the transfer of the Shares, it is unlikely that a holder of Shares will be able to readily dispose of his securities or pledge such securities as collateral for a loan.

               (e) Shareholder understands that he must bear the economic risk of his investment in the Corporation for an indefinite period of time because, pursuant to federal and state securities laws, the Shares cannot be sold or otherwise transferred (except in certain very limited circumstances).

         4. Legend. Shareholder understands that the certificates representing all or any portion of the Shares acquired by Shareholder shall bear a legend substantially similar to the following, in addition to any other legends required by federal or state laws:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY STATE SECURITIES ACTS IN RELIANCE UPON EXEMPTIONS UNDER THOSE ACTS. THE SALE OR OTHER DISPOSITION OF THE SHARES IS PROHIBITED UNLESS SUCH SALE OR DISPOSITION IS MADE IN COMPLIANCE WITH ALL SUCH APPLICABLE ACTS. ADDITIONAL RESTRICTIONS ON TRANSFER OF THE CORPORATION SHARES ARE SET FORTH IN THIS AGREEMENT.

         5. Further Representations and Warranties.

               (a) Shareholder is acquiring the Shares without being offered or furnished any formal offering literature or prospectus and acknowledges that he has had access to all information regarding the Corporation, its present and prospective business, assets, liabilities and financial condition that Shareholder considers important in making the decision to invest in the Shares. Shareholder has had ample opportunity to ask questions of and receive answers from the Corporation and its representatives concerning this investment and to obtain any and all documents requested in order to supplement or verify any of the information supplied. Shareholder is making this investment on the basis of his own knowledge of the Corporation and not in reliance upon any representation made by anyone acting on behalf of the Corporation.

               (b) Shareholder recognizes that the investment in the Shares involves special and substantial risks. Shareholder recognizes (1) the highly speculative nature of the investment, (2) the financial hazards involved, (3) the lack of liquidity regarding the Shares and the restrictions upon transferability thereof, (4) the qualifications and backgrounds of the principals of the Corporation and the General Partner and (5) the tax consequences of investment in the Shares, among other matters.

               (c) Shareholder is an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.

               (d) Shareholder is capable of evaluating the merits and risks of an investment in the Shares and is financially capable of bearing a total loss of this investment.

               (e) Shareholder has no reason to anticipate any change in personal circumstances, financial or otherwise, that may cause or require any sale or distribution of all of any portion of this Shares, if acquired.

               (f) Shareholder either (1) has a preexisting personal or business relationship with the Corporation or its principals or (2) by reason of Shareholder's business or financial experience, has the capacity to protect its own interests in connection with this transaction.

               (g) Shareholder is at least 21 years of age and a bona fide resident and domiciliary (not a temporary or transient resident) of the state or country set forth as Shareholder's address on the signature page to this Agreement, and has no present intention of becoming a resident of any other state or jurisdiction, and Shareholder represents that these statements are now true and have been true since prior to the first offer to him of an opportunity to invest in the Corporation.

               (h) The offer and sale of the Shares was not accomplished by the publication of any advertisement.

               (i) Shareholder understands that this transaction has not been reviewed or approved by the Securities and Exchange Commission or any other governmental agency or department.

         6. Other Matters.

               (a) Shareholder recognizes that the sale and issuance of the Shares to him, and the admission of Shareholder as a shareholder in the Corporation, is based upon the representations and warranties contained herein and Shareholder agrees to indemnify and hold harmless the Corporation and its officers, directors, employees, agents and representatives against any and all liabilities, costs and expenses (including reasonable attorneys' fees) arising by reason of or in connection with any misrepresentation or any breach of such warranties by Shareholder, or arising as a result of the sale or distribution of all or any portion of the Shares by Shareholder in violation of the Securities Act or other applicable law.

               (b) This Subscription Letter shall be governed by and construed in accordance with the laws of the State of Texas without regard to the conflict of laws principles of any jurisdiction.

               (c) This Subscription Letter, together with the Corporation Agreement, constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

                 [THE NEXT FOLLOWING PAGE IS A SIGNATURE PAGE.]

                                    Very truly yours,


                                    /s/ GEORGE D. MIKEZ
                                    ------------------------------------------
                                    Signature of Shareholder


                                    George D. Mikez
                                    ------------------------------------------
                                    Name of Shareholder (Printed)


                                    2100 Valley View Lane, #110
                                    ------------------------------------------
                                    Shareholder's Street Address


                                    Dallas
                                    ------------------------------------------
                                    City or Town


                                    TX                             74234
                                    ------------------------------------------
                                    State                         Zip Code



                                    ------------------------------------------
                                    Shareholder's Social Security Number



                                    12/30/2003
                                    ------------------------------------------
                                    Date